UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Turtle Beach Corporation

(Name of Registrant as Specified In Its Charter)

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TURTLE BEACH CORPORATION

11011 Via Frontera, Suite A/B

San Diego, California 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 14, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Turtle Beach Corporation (the “Company”) to be held at 9:00 a.m. local time on Friday, June 14, 2019, at the Hotel Karlan San Diego, 14455 Penasquitos Drive, San Diego, California 92129 for the following purposes:

1.	A vote to elect five members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified;

2.	A vote to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	An advisory vote on the compensation of our named executive officers;

4.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

5.

A vote to approve amendments to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended, the “2013 Plan”), to incorporate certain best market practices and to increase the total number of shares of common stock authorized for grant under the 2013 Plan from 2,862,500 shares to 4,302,353 shares (subject, in each case, to adjustments for stock splits, stock dividends and the like); and

6.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

Additional details regarding the meeting, the business to be conducted, and information about Turtle Beach Corporation that you should consider when you vote your shares are described in our Proxy Statement. You may vote if you were a record owner of Turtle Beach Corporation common stock at the close of business on April 22, 2019.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Even though you may plan to attend the Annual Meeting in person, please promptly vote using one of the following methods: by telephone, by calling the toll-free telephone number printed on your proxy card; on the Internet, by accessing the website address printed on your proxy card; or by completing, signing and returning the enclosed proxy card in the enclosed postage-prepaid return envelope. Voting by any of these methods will not prevent you from attending the Annual Meeting and voting in person. You may change or revoke your proxy at any time before it is voted.

We hope that you will be able to attend the Annual Meeting of Stockholders in person. Even if you choose to attend in person, you are encouraged to review the proxy materials and vote your shares in advance of the meeting. Your vote is extremely important, and we appreciate you taking the time to vote promptly.

A Notice of Internet Availability of Proxy Material will be first sent or made available to our stockholders on or about April 30, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 14, 2019.

This Proxy Statement and the other proxy materials also are available online at www.proxyvote.com

BY ORDER OF THE BOARD OF DIRECTORS

Juergen Stark
Chief Executive Officer and President
April 30, 2019

As used in this Proxy Statement, references to “Turtle Beach,” the “Company,” “we,” “us,” “our” and similar references refer to Turtle Beach Corporation.

-i-

TURTLE BEACH CORPORATION

11011 Via Frontera, Suite A/B

San Diego, California 92127

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 14, 2019

ABOUT THE MEETING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Turtle Beach Corporation (also referred to as “we,” “us,” “Turtle Beach” and the “Company”) is soliciting your proxy to vote at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), including any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 30, 2019 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting in person?

The meeting will be held on Friday, June 14, 2019 at 9:00 a.m. local time at the Hotel Karlan San Diego, 14455 Penasquitos Drive, San Diego, California 92129. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote?

Only stockholders of record as of the close of business on April 22, 2019, the (“Record Date”), are entitled to vote. On that day, approximately 14,630,799 shares of our common stock, par value $0.001 (the “Common Stock”) were outstanding and eligible to vote, and there were approximately 944 record holders. Each share is entitled to one vote on each matter presented at the Annual Meeting. The actual number of shares of Common Stock outstanding and eligible to vote on the Record Date will be reported in the Company’s Current Report on Form 8-K reporting the results of the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. Thus, the holders of approximately 7,315,400 shares must be present in person or represented by proxy at the meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you are present in person at the meeting. Abstentions and broker non votes will be counted towards the quorum requirement. If there is no quorum, either the Chairman of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

What am I voting on?

There are five matters scheduled for a vote:

Proposal 1: The election of five members to the Board to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.

Proposal 2: The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal 3: An advisory vote on the compensation of our named executive officers NEOs.

Proposal 4: An advisory vote on the frequency of future advisory votes on the compensation of our NEOs.

Proposal 5: The approval of amendments (the “Amendment”) to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended, the “2013 Plan”), to incorporate certain best market practices and to increase the total number of shares of Common Stock authorized for grant under the 2013 Plan from 2,862,500 shares to 4,302,353 shares (subject, in each case, to adjustments for stock splits, stock dividends and the like).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present in person or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to ensure that your shares will be represented. Stockholders can choose among the following methods to vote:

Via the Internet — Stockholders can vote by voting their shares via the Internet as instructed on the website identified in the Notice. The Internet procedures are designed to authenticate a stockholder’s identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 13, 2019.

By Telephone — The Notice includes a toll-free number you can call to request printed copies of proxy materials. Telephone voting for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 13, 2019.

By Mail — Stockholders who receive a paper proxy card may elect to vote by mail by completing, signing and dating their proxy card and mailing it in the pre-addressed envelope that accompanies the delivery of a paper proxy card. Proxy cards submitted by mail must be received prior to the Annual Meeting in order for your shares to be voted. Stockholders who hold shares beneficially in “street name” (held in the name of a bank, broker or other holder of record) may vote by mail by requesting a paper proxy card according to the instructions contained in the Notice, and then completing, signing and dating the proxy card provided by the brokers or other agents and mailing it in the pre-addressed envelope provided.

At the Annual Meeting — Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in “street name” may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and you bring such proxy to the Annual Meeting.

If your shares are held in “street name,” you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote via the Internet, by telephone or by mailing a proxy card, we will vote your shares as you direct. For the election of directors (Item 1), you may specify whether your shares should be voted for all, some or none of the nominees for director listed. With respect to the ratification of our Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm (Item 2), the approval of the compensation of the Company’s NEOs (Item 3), and the approval of the Amendment to the 2013 Plan (Item 5), you may vote “for” or “against” the ratification or approval, or you may abstain from voting on the ratification or approval. For the advisory vote on the frequency of future advisory votes on the compensation of our NEOs (Item 4), you may vote to recommend that such votes be held every year, every two years, or every three years, or you may vote to abstain.

How does the Board recommend I vote?

The Board unanimously recommends the following votes:

•	FOR each of the Board’s nominees for election to the Board to serve until the Annual Meeting of Stockholders in 2019 and until their successors are duly elected and qualified (Item 1);

•	FOR the ratification of the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Item 2);

•	FOR advisory approval of the compensation of the Company’s NEOs as disclosed in this Proxy Statement (Item 3);

•	FOR an advisory vote on executive compensation on a triennial basis (Item 4); and

•	FOR the approval of the Amendment to the 2013 Plan (Item 5).

Can I change my vote after submitting my proxy? What if I return a proxy card or otherwise vote but do not make specific choices?

You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above. Unless properly revoked, properly executed and delivered proxies that are received before the Annual Meeting’s adjournment will be voted in accordance with the directions provided. If no directions are provided on such properly executed and delivered proxy, those shares will be voted by one of the individuals named as a proxy on your proxy card as recommended by the Board, as stated in this Proxy Statement and in the Notice, specifically (1) in favor of our nominees for directors, (2) in favor of the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019, (3) in favor of the advisory approval of executive compensation for our NEOs, (4) in favor of a triennial basis for advisory votes for NEO compensation, and (5) in favor of the Amendment to the 2013 Plan. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of not more than three people to whom you wish to give your proxy.

How many votes are needed to approve each proposal? How are votes counted? What are broker non-votes?

The Annual Meeting will be held if a quorum is represented at the Annual Meeting in person or by proxy.

If you are a stockholder whose shares are not registered in your name and you do not vote, then your bank, broker or other holder of record may still represent your shares at the Annual Meeting for purposes of obtaining a quorum. Broker non votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non routine” matters. Under the rules and interpretations of Nasdaq, “non routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, including the Amendment to the 2013 Plan, as well as the advisory stockholder votes on executive compensation and on the frequency of stockholder votes on compensation. Because the ratification of BDO USA, LLP is considered a “routine” matter, brokers or nominees can vote shares for which they did not receive instructions with respect to that proposal.

Therefore, you must vote your shares if you want them to be counted in the votes for election of directors (Item 1), advisory approval of NEO compensation (Item 3), approval of the frequency of future advisory votes on the compensation of the NEOs (Item 4), or the approval of the Amendment to the 2013 Plan (Item 5). However, your broker may vote your shares in its discretion on routine matters such as the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm (Item 2).

Because each director nominee is elected by the affirmative vote of the holders of a plurality of the shares of Common Stock voted, abstentions and broker non-votes will have no effect on the election of directors (Item 1). Similarly, the frequency of future advisory votes on the compensation of the Company’s NEOs which receives advisory approval (Item 4) will be determined by a plurality of the shares present and entitled to vote, and abstentions and broker non-votes will have no effect on the outcome of that vote. The ratification of the appointment of BDO USA, LLP (Item 2), the advisory approval of NEO compensation (Item 3) and the approval of the Amendment to the 2013 Plan (Item 5) require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Because abstentions will be included in tabulations of the votes entitled to vote for purposes of determining whether Item 2, Item 3 or Item 5 has been approved, abstentions have the same effect as negative votes, but broker-non votes will have no effect on the outcome of those votes.

Who will count the vote?

The votes will be tabulated by Joe Azevedo, the Company’s Senior Director of Financial Planning & Analysis, the inspector of elections appointed by the Board for the Annual Meeting.

Where can I find the results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days of the Annual Meeting.

Who is soliciting this proxy?

Solicitation of proxies is made on behalf of the Board. The cost of soliciting proxies, including preparing, assembling and mailing the Notice, Proxy Statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by us, except for some costs associated with individual stockholders’ use of the Internet or telephone, and postage. In addition to solicitation by electronic communications and/or by mail, directors, officers, regular employees and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. We may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners.

What if I can’t attend the Annual Meeting?

If you are unable to attend the Annual Meeting in person and you intend to vote, you may vote your shares by proxy, via the Internet, by telephone or by mail by the applicable deadline.

Who can help answer your questions?

If you have questions about the Annual Meeting or would like additional copies of this Proxy Statement, requests should be directed as described below:

Turtle Beach Corporation

c/o Liolios Group

20371 Irvine Avenue, Suite A-100

Newport Beach, California 92660

Attn: Cody Slach

Phone: (949) 574-3860

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 14, 2019.

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 are both available free of charge at corp.turtlebeach.com. We will provide without charge to each person to whom this Proxy Statement has been delivered (whether by mail or through the Internet), on the request of any such person, up to two additional copies per request of our Annual Report, including the consolidated financial statements and financial statement schedule

We make available free of charge through our Internet website (corp.turtlebeach.com) our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the Proxy Statement and certain other forms and reports filed or furnished pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

CORPORATE GOVERNANCE

In accordance with the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, and our Bylaws, as amended, the Board has oversight of the affairs of the Company. Although the Company’s non-management directors are not involved in the day-to-day operating details, they are kept informed of the Company’s business through reports and materials provided to them regularly, as well as by operating, financial and other reports presented by the officers of the Company at meetings of the Board and committees of the Board.

Board Leadership Structure. Ronald Doornink serves as the Chairman of the Board and in such capacity presides over meetings of the Board. Our Chief Executive Officer (“CEO”) is Juergen Stark, and he manages the business and affairs of the Company under the direction of the Board. We currently separate the positions of CEO and Chairman of the Board. The Board has reviewed this leadership structure and has determined that it is the most appropriate structure for the Company because it enables the CEO to focus on running the Company’s business while the Chairman of the Board focuses on the affairs of the Board.

The Board’s Role in Risk Oversight. The Board as a whole has responsibility for the general oversight of risk, and the Board’s committees address and report to the Board on any individual risk areas within their purview. Topics related to risk and risk management are regularly discussed at Board and Board committee meetings. The Company’s senior management, consultants, and advisors make presentations to committees and the full Board as to the areas of principal risk, as well as on the processes that the Company has in place to identify, assess and report such risks.

The Board committees report to the Board on their consideration of any risks within their respective areas of focus. The Audit Committee primarily oversees risks relating to or arising from financial and disclosure controls and procedures, and accounting and other financial matters. The Company’s Chief Financial Officer reports to the Audit Committee on such risks and related risk management, and the Company’s independent auditors regularly provide reports at Audit Committee meetings. The Compensation Committee has considered whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on its business or operations. The Compliance and Governance Committee reviews any risks that come within its area of responsibility (for example, risks related to corporate governance).

Independence. Our Common Stock is currently listed on the Nasdaq Global Market under the symbol “HEAR,” and therefore, our determination of the independence of directors is made using the definition of “independent director” contained in the Nasdaq listing standards. On the basis of information solicited from each director, the Board has determined that each of Ronald Doornink, L. Gregory Ballard, William E. Keitel and Andrew Wolfe, Ph.D. has no material relationship with the Company and is an independent director within the meaning of Nasdaq listing standards. In making its determinations regarding director independence, the Board considered, among other things:

•	any material relationships with the Company, its subsidiaries or its management, aside from such director’s service as a director;

•	transactions between the Company, on the one hand, and the directors and their respective affiliates, on the other hand;

•

transactions outside the ordinary course of business between the Company and companies at which some of its directors are or have been executive officers or significant stakeholders, and the amount of any such transactions with these companies; and

•	relationships among the directors with respect to common involvement with for-profit and non-profit organizations.

Conflicts of Interest and Corporate Governance Matters. Under our Code of Business Conduct and Ethics (“Code of Conduct”), no employee may serve as a director of any outside business concern, other than on behalf of the Company, without the written approval of the Company. In addition, no director may serve as a director of a company that engages in the business of providing audio products such as headsets, speakers, sound-bars or other commercial audio products, or gaming accessories. The Charter of the Compliance and Governance Committee empowers the Compliance and Governance Committee to at least once a year review the Company’s corporate governance principles, as recommended by the Compliance and Governance Committee and adopted by the Board. There are no pre-determined limitations on the number of other boards of directors on which the directors of the Company may serve; however, the Board expects individual directors to use judgment in accepting other directorships and to allow sufficient time and attention to Company matters. There are no set term limits for directors.

Code of Business Conduct and Ethics. The Company is committed to ethical business practices. Our Code of Conduct applies to all of the Company’s employees, officers and directors and our Code of Ethics for Senior Financial Employees applies to the Company’s principal executive officer, principal financial officer and principal accounting officer within the meaning of the SEC regulations adopted under the Sarbanes-Oxley Act of 2002, as amended, as well as certain other senior financial employees. The Company’s Code of Conduct can be found on the Company’s website at corp.turtlebeach.com under the heading “Investors Relations—Corporate Governance—Code of Ethics.” Please note that none of the information on the Company’s website is incorporated by reference in this Proxy Statement.

Communications with the Board of Directors. If you would like to communicate with the Company’s directors, please send a letter to the following address: Turtle Beach Corporation c/o Corporate Secretary, 11011 Via Frontera, Suite A/B, San Diego, California 92127. The Company’s Secretary will review each such communication and forward a copy to the Board.

Meetings of the Board of Directors and Stockholders. It is the policy of the Board to meet at least quarterly. The Board held fourteen (14) meetings in 2018. In 2018, the Board also held regular executive sessions where non-management directors met without management participation. Each incumbent director attended at least 75% of the meetings of the Board and the committees on which he or she served in 2018. Directors are encouraged to attend the Annual Meeting of Stockholders. Each of our directors attended our annual meeting of stockholders in 2018 either in person or telephonically.

Committees of the Board of Directors. The Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Compliance and Governance Committee.

Audit Committee — The Audit Committee operates under a written charter adopted by the Board, which is available on the Company’s website at corp.turtlebeach.com under the heading “Investor Relations—Corporate Governance—Audit Committee Charter.” The Audit Committee’s primary purpose is to assist the Board in the oversight of the integrity of its accounting and financial reporting process, the audits of the Company’s financial statements and its compliance with legal and regulatory requirements. The functions of the Audit Committee include, among other things: (i) hiring the Company’s independent registered public accounting firm to conduct the annual audit of the Company’s consolidated financial statements and monitoring its independence and performance; (ii) reviewing and approving the planned scope of the annual audit and the results of the annual audit; (iii) pre-approving all audit services and permissible non-audit services provided by the Company’s independent registered public accounting firm; (iv) reviewing the significant accounting and reporting principles to understand their impact on the Company’s consolidated financial statements; (v) reviewing the Company’s internal financial, operating and accounting controls with management and the Company’s independent registered public accounting firm; (vi) reviewing with management and the Company’s independent registered public accounting firm, as appropriate, the Company’s financial reports, earnings announcements and its compliance with legal and regulatory requirements; (vii) establishing procedures for the treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and confidential submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters; (viii) reviewing and approving related-party transactions; and (ix) reviewing and evaluating, at least annually, the Audit Committee charter.

In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, the independent registered public accounting firm, the internal audit function and Company management. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain at the expense of the Company independent outside counsel or other experts or advisers as it deems necessary to carry out its duties. In addition, the Committee periodically meets in executive session without management present. A detailed list of the Audit Committee’s functions is included in its charter, a copy of which can be found on the Company’s website. The Company maintains a policy that the Audit Committee review certain transactions in which the Company and its directors, executive officers or their immediate family members are participants to determine whether a related person has a direct or indirect material interest. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any such related party transaction. This policy has been communicated orally by the Board. See the “Certain Relationships and Related Party Transactions” section of this Proxy Statement.

The current members of the Audit Committee are Mr. Keitel, Mr. Ballard and Dr. Wolfe. Mr. Keitel is the Chair of this committee. The Board has determined in its business judgment that each member of the Audit Committee is financially literate and “independent” as defined in the applicable Nasdaq listing standards and the applicable rules under the Exchange Act. In addition, the Board has determined that Mr. Keitel is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act. The Audit Committee held seven (7) meetings in 2018.

Compensation Committee — The Compensation Committee operates under a written charter adopted by the Board, which is available on the Company’s website at corp.turtlebeach.com under the heading “Investor Relations—Corporate Governance—Compensation Committee Charter.” The primary purpose of the Compensation Committee is to assist the Board in exercising its responsibilities relating to compensation of the Company’s executive officers, directors and employees and to administer the Company’s equity compensation and other benefit plans including the 2013 Plan.

In carrying out these responsibilities, the Compensation Committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of the Compensation Committee include, among other things (i) designing and implementing competitive compensation policies to attract and retain key personnel; (ii) reviewing and formulating policy and determining the compensation of the Company’s executive officers and employees; (iii) reviewing and recommending to the Board the compensation of the directors; (iv) administering the Company’s equity incentive plan and granting equity awards to employees and directors under this plan; (v) engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and (vi) reviewing and evaluating, at least annually, the Compensation Committee’s charter.

The Compensation Committee makes all decisions regarding the CEO’s compensation. Decisions regarding the compensation of other NEOs are made by the Compensation Committee in consultation with, and upon the recommendation of, the CEO. In this regard, the CEO provides the Compensation Committee evaluations of business goals and objectives and executive performance and recommendations regarding salary levels, equity grants and other incentive awards. The Compensation Committee’s charter authorizes the Compensation Committee, in its sole discretion, to retain and terminate consultants to assist it in the performance of its duties, including the evaluation of compensation for the NEOs. The Compensation Committee has sole authority to approve the fees and other retention terms of any such consultant.

Pursuant to its authority under its charter to retain compensation consultants, the Compensation Committee engaged Compensia, Inc. (“Compensia”), an executive compensation consulting firm, to act as its independent advisor with respect to 2018 compensation decisions. All services provided by Compensia to the Compensation Committee are conducted under the direction and authority of the Compensation Committee, and all work performed by Compensia must be pre-approved by the Compensation Committee. Compensia does not provide any other services to the Company and does not own any shares of the Company’s stock. There are no personal or business relationships between the Compensia consultants and any executive of the Company. In addition, there are no personal relationships between the Compensia consultants and any member of the Compensation Committee. Compensia maintains a detailed conflict of interest policy in order to ensure that the compensation committees for which it works receive conflict-free advice.

The current members of the Compensation Committee are Messrs. Ballard, Keitel and Doornink, and Mr. Ballard is the Chair of the committee. The Board has determined in its business judgment that Messrs. Keitel, Doornink and Ballard are “independent” as defined in the applicable Nasdaq listing standards, non-employee directors under SEC Rule 16b-3 and outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met six (6) times in 2018.

Compliance and Governance Committee — The Compliance and Governance Committee is replacing the Company’s former Nominating and Governance Committee now that the Company is no longer a “controlled” company as defined by Nasdaq’s listing standards. As discussed further below under “Election of Directors” the nominating function of the former Nominating and Governance Committee has been transferred to the independent members of Board. The Compliance and Governance Committee operates under a written charter adopted by the Board, which is available on the Company’s website at corp.turtlebeach.com under the heading “Investor Relations—Corporate Governance—Compliance and Governance Committee Charter.” The primary purpose of the Compliance and Governance Committee is to assist the Board in promoting the best interest of the Company and its stockholders through the implementation of sound corporate governance principles and practices. The functions of the Compliance and Governance Committee include, among other things: (i) developing and recommending to the Board an annual self-evaluation process for the Board and overseeing the annual self-evaluation process; (ii) developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to the Board any changes to such principles; and (iii) reviewing and evaluating, at least annually, the Compliance and Governance Committee’s charter.

The current members of the Compliance and Governance Committee are Dr. Wolfe and Mr. Doornink, and Dr. Wolfe serves as the Chair of the committee. The Board has determined in its business judgment that Dr. Wolfe and Mr. Doornink are “independent” as defined in the applicable Nasdaq listing standards and the applicable rules under the Exchange Act. The Compliance and Governance Committee, formerly known as the Nominating and Governance Committee, met one (1) time in 2018.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Under the rules of the SEC, stockholders wishing to have a proposal included in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held in 2020 must submit the proposal so that the Secretary of the Company receives it no later than January 1, 2020. The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. In addition, under the Company’s Bylaws certain procedures must be followed for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting of stockholders that will not be included in our proxy statement. A stockholder wishing to make a nomination for election to the Board or to have a proposal presented at an annual meeting of stockholders that is not included in our proxy statement must submit written notice of such nomination or proposal so that the Secretary of the Company receives it no later than April 15, 2020 but no earlier than March 16, 2020, which is 60 days and 90 days prior to the one year anniversary of the date the Company’s 2019 Annual Meeting of Stockholders, respectively. However, in the event that the Company does not hold an annual meeting of stockholders in a given year or if the date of the annual meeting of stockholders is changed by more than 30 days from the date of the preceding year’s annual meeting of stockholders, notice by the stockholder must be delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

ITEM 1 — ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Company’s business shall be managed by a Board ranging from one to twelve members. The number of directors may be increased or decreased from time to time by resolution of the Board. Directors are generally elected at the annual meeting of the stockholders and each director elected shall hold office until a successor is duly elected and qualified or until his or her death, resignation or removal.

The Board is currently comprised of five members. The independent directors of the Board identify and recommend director candidates to serve on the Board. Director candidates are then nominated for election by the Board. Stockholders are also entitled to nominate director candidates for election in accordance with the procedures set forth in the Company’s Bylaws (see “Submission of Stockholder Proposals and Director Nominations” above).

In identifying and recommending director candidates to serve on the Board, the independent directors of the Board consider the qualifications and composition of the Board as a whole, taking into account the totality of experience, skills and other qualifications or attributes that the individual nominees collectively bring to the Board and striving to maintain diversity of representation among its members. The independent directors also consider each individual’s experience, skills and other qualifications and attributes to determine that individual’s suitability and desirability for service on the Company’s Board. All director candidates should possess high personal and professional ethics, integrity and values, and should have sufficient time available to devote to service on the Board and Board committees. The characteristics which the independent directors consider include, but are not limited to, an individual’s: (i) personal integrity and professional ethical standards along with the willingness to express independent thought; (ii) commitment to representing the long-term interests of the Company’s stockholders; (iii) practical wisdom and mature judgment; (iv) objectivity; (v) professional knowledge and business expertise; and (vi) broad industry knowledge. While the Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees, it values diverse viewpoints, backgrounds, and experiences.

At the Annual Meeting, five directors are to be elected. All nominees have consented to being named as nominees for directors of the Company and have agreed to serve if elected. If some or all of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any remaining nominee(s) and any substitute nominee(s) designated by the Board. In no event, however, will the shares represented by proxy be voted for more than five nominees. Director elections are determined by a plurality of the votes cast.

Set forth below is information regarding each nominee for director, including the specific experience, qualifications, skills or attributes that led to the conclusion that such nominee should serve as a director of the Company.

Name	Age	Title
Juergen Stark	52	Chief Executive Officer, President and Director
Ronald Doornink	64	Chairman of the Board, Independent Director
L. Gregory Ballard	65	Independent Director
William E. Keitel	66	Independent Director
Andrew Wolfe, Ph.D.	56	Independent Director

Nominees for Directors

Juergen Stark. Mr. Stark is our Chief Executive Officer and President, as well as a member of the Board, and has served as Chief Executive Officer of the Company since January 2014 and of VTB Holdings, Inc. (“VTBH”) since September 2012. Before joining Turtle Beach, Mr. Stark spent over eight years in senior management positions with Motorola, Inc. and Motorola Mobility Holdings, Inc. with responsibilities for hardware and software businesses in the consumer, enterprise, and government sectors. From January 2011 to June 2012, Mr. Stark served as Chief Operating Officer of Motorola Mobility after having previously served as Senior Vice President and Chief Operating Officer, Mobile Devices, for Motorola from August 2010 until the spinoff of Motorola Mobility in January 2011. Prior to that, Mr. Stark served in various senior management positions with Motorola and, prior to joining Motorola, as Chief Executive Officer of Centerpost Corporation, a technology company he co-founded. Prior to that, Mr. Stark was a partner with McKinsey & Co. Mr. Stark has served as a member of the Board since January 2014. Mr. Stark received his B.S. in Aerospace Engineering from University of Michigan and his M.B.A. from Harvard Business School.

Mr. Stark’s perspective and business experience in consumer and enterprise hardware and software businesses, as well as the depth of his operating and senior management experience, provide him with the qualifications and skills to serve as a director.

Ronald Doornink. Mr. Doornink has served as the Chairman of the Board since January 2014. Since May 2006, Mr. Doornink has served as an Operating Partner of Stripes Group, LLC. Prior to joining Stripes, Mr. Doornink served as President of Activision, Inc. from 1998 to 2006, and served in other senior management and advisory roles with Activision and Activision-Blizzard, Inc. through July 2012. Mr. Doornink has also held senior management positions with ConAgra Foods, Inc. and the Procter & Gamble Company. Mr. Doornink served as executive chairman and on the board of directors of Voyetra Turtle Beach, Inc. from October 2010 to September 2012. He served as chairman and on the board of directors of Voyetra Turtle Beach from September 2012 to January 2014 and he served as a board member of Activision from May 2003 to July 2008. Mr. Doornink holds an undergraduate degree in Economics from the Hogere Economische School of Arnhem in the Netherlands and an M.B.A. from Columbia University.

Mr. Doornink’s perspective and business experience in the branded consumer product and consumer technology marketplaces, as well as his many years of senior executive experience, provide him with the qualifications and skills to serve as a director.

L. Gregory Ballard. Mr. Ballard was appointed as a member of the Board in April 2017. He currently serves as general partner of Eleven Ventures, an operationally focused, seed venture investment fund. Prior to joining Eleven Ventures, Mr. Ballard served as Senior Vice President of Mobile, Social and Emerging Platforms for Warner Bros. Interactive Entertainment since April 2013, and Senior Vice President, Digital Games since October 2010, in each case until 2016. From May 2010 to September 2010, Mr. Ballard served as Chief Executive Officer of Transpera, Inc., a mobile video advertising network. From October 2003 through December 2009, Mr. Ballard served as President & Chief Executive Officer of Glu Mobile Inc., a publisher of mobile video games. Prior to joining Glu Mobile, Mr. Ballard served in a variety of senior management and consultancy roles for Virgin USA, Inc., SONICblue Incorporated, a manufacturer of ReplayTV digital video recorders and Rio digital music players, MyFamily.com, Inc. (later Ancestry.com), a subscription-based Internet family tree and genealogy service; 3dfx Interactive, Inc., an advanced graphics chip manufacturer; Warner Custom Music Corp., a division of Time Warner, Inc.; Capcom Entertainment, Inc., a developer and publisher of video games; and Digital Pictures, Inc., a video game developer and publisher. Mr. Ballard has previously served on the boards of DTS Inc., Glu Mobile Inc., Pinnacle Systems, Inc., Imagine Games Network and THQ Inc. He also served on the Audit and Compliance and Corporate Governance Committees of DTS Inc. and the Compensation Committee of Pinnacle Systems, Inc. Mr. Ballard holds a B.A. degree in Political Science from the University of Redlands and a J.D. from Harvard Law School.

Mr. Ballard’s perspective and experience as an executive, investor and entrepreneur with various technology companies qualifies him to serve as a director.

William E. Keitel. Mr. Keitel has served as a member of the Board since January 2014. Prior to joining our Board, Mr. Keitel served as special advisor to QUALCOMM Incorporated from March 2013 to November 2013, as QUALCOMM’s Executive Vice President from December 2003 to March 2013, and as its Chief Financial Officer from February 2002 to March 2013. Since November 2013, Mr. Keitel has been pursuing personal interests including various not-for-profit ventures. Mr. Keitel also served as Senior Vice President and Corporate Controller of QUALCOMM from May 1999 to February 2002. Mr. Keitel holds a B.A. degree in Business Administration from the University of Wisconsin and an M.B.A. from Arizona State University.

Mr. Keitel’s many years of senior executive experience with technology companies qualifies him to serve as a director.

Andrew Wolfe, Ph.D. Dr. Wolfe was appointed as a member of the Board in February 2012. He founded Wolfe Consulting in 2002 and serves as a technology and intellectual property consultant in the consumer electronics, computer, and semiconductor industries. He works with Fortune Global 500 corporations and technology startups in developing product strategy, new product technology, and intellectual property strategy. He also serves as an expert for intellectual property and other technology-related litigation matters. Dr. Wolfe was Chief Technology Officer for SONICblue Incorporated (formerly S3 Incorporated) from 1999 to 2002 and also served as Senior Vice President of Business Development from 2001 to 2002. He served as a Consulting Professor at Stanford University from 1999 to 2002 and an Assistant Professor at Princeton University from 1991 to 1997 and currently lectures at Santa Clara University. Dr. Wolfe obtained a B.S.E.E. in Electrical Engineering and Computer Science from The Johns Hopkins University in 1985, and a M.S. in Electrical and Computer Engineering in 1987 and a Ph.D. in Computer Engineering in 1992 from Carnegie Mellon University. Dr. Wolfe is also a named inventor on over 80 patents.

Dr. Wolfe’s extensive intellectual property and licensing experience qualifies him to serve as a director.

The Board unanimously recommends a vote FOR each of the listed nominees.

EXECUTIVE OFFICERS

The following table sets forth the names, current ages and titles of the Company’s current executive officers. The Company only has two executive officers.

Name	Age	Title
Executive Officers:
Juergen Stark	52	Chief Executive Officer, President and Director
John T. Hanson	62	Chief Financial Officer, Treasurer and Secretary

Executive Officers

Juergen Stark is described as a director nominee above.

John T. Hanson. Mr. Hanson is our Chief Financial Officer, Treasurer and Secretary and has served as Chief Financial Officer of the Company since January 2014 and of VTBH since September 2013. Before joining Turtle Beach, Mr. Hanson served as Executive Vice President and Chief Financial Officer of Dialogic, Inc., a global telecommunications network appliance and software business, from September 2011 to June 2013. From June 2013 to September 2013 and from April 2011 to September 2011, Mr. Hanson pursued personal interests. From April 2008 to April 2011, Mr. Hanson served as Chief Financial Officer for OneCommunications Corp., a local exchange carrier located in Boston, Massachusetts. Mr. Hanson has also previously served as the Chief Financial Officer for Worldport Communications, Inc., Millennium Rail, Inc., and Wace USA, Inc., and in other senior financial positions with Motorola, Inc. and Ameritech, Inc. Mr. Hanson has an M.B.A. from the Northwestern University J.L. Kellogg Graduate School of Business and a B.A. in Commerce with an accounting major from DePaul University. He is a CPA (inactive) in Illinois and was previously an adjunct professor at the Lake Forest Graduate School of Management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of the Record Date for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s current directors and executive officers, and (iii) all of the Company’s current directors and executive officers as a group. Other than as set forth below, we are not aware of any other stockholder who may be deemed a beneficial owner of more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 30, 2019 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the principal address of each of the persons below is c/o Turtle Beach Corporation, 11011 Via Frontera, Suite A/B, San Diego, California 92127.

Executive Officers and Directors	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares Beneficially Owned(2)
Juergen Stark(3)	650,938	4.3%
John T. Hanson(4)	30,776	*
Ronald Doornink(5)	395,702	2.7%
William E. Keitel(6)	92,371	*
Andrew Wolfe, Ph.D.	45,939	*
L. Gregory Ballard	27,383	*
All current executive officers and directors as a group (8 persons)	1,243,109	8.2%
Stockholders of 5% or more (excludes Executive Officers and Directors Employees)
AWM Investment Company, Inc.(7)	1,069,543	7.3%

*	Less than 1%.

(1)	As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared power to dispose, or direct the disposition, of a security.

(2)	Beneficial ownership percentages are based upon 14,630,799 shares of Common Stock outstanding as of the Record Date.

(3)	Includes 602,317 stock options that are either currently exercisable or exercisable within 60 days of April 30, 2019.

(4)	Includes 30,776 stock options that are either currently exercisable or exercisable within 60 days of April 30, 2019.

(5)

Includes 355,702 shares of Common Stock held by the Doornink Revocable Living Trust, dated December 17, 1996, as amended (the “1996 Trust”). Mr. Doornink and his wife are the co-trustees of the 1996 Trust, and, as such, Mr. Doornink may be deemed to share beneficial ownership of such shares. Also includes 40,000 shares held by the Ron and Martha Doornink Foundation. Mr. Doornink expressly disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

(6)

Includes 14,500 shares held by The Keitel McSweeney Family Trust, of which Mr. Keitel is a trustee. Mr. Keitel disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7)

According to a Schedule 13G filed with the SEC on February 13, 2019, reporting the beneficial ownership of 1,069,543 shares of Common Stock, AWM Investment Company, Inc. (“AWM”) reported it had sole voting and dispositive powers over 1,069,543 shares of Common Stock, and is the investment adviser to Special Situations Cayman Fund, L.P. (“CAYMAN”), Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Private Equity Fund, L.P. (“SSPE”) Special Situations Technology Fund, L.P. (“TECH”) and Special Situations Technology Fund II, L.P. (“TECH II”). As the investment adviser to the Funds, AWM holds sole voting and investment power over 88,624 shares of Common Stock held by AWM, 79,528 currently exercisable warrants held by CAYMAN, 237,005 shares of Common Stock and 212,736 currently exercisable warrants held by SSFQP, 66,544 shares of Common Stock and 88,000 currently exercisable warrants held by SSPE, 7,629 shares of Common Stock and 24,881 currently exercisable warrants held by TECH and 119,741 shares of Common Stock and 144,855 currently exercisable warrants held by TECH II. The address for AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the SEC require the Company to disclose late filings of stock transaction reports by its executive officers, directors and beneficial owners of more than 10% of our Common Stock. Based on our records and other information, we believe that each of our executive officers, directors and the owners of more than 10% of our Common Stock complied with all Section 16(a) filing requirements applicable to them during 2018 on a timely basis, except that: Mr. Juergen Stark, the Company’s Chief Executive Officer filed a late Form 4 on September 19, 2018 reporting transactions on July 16, 2018 and August 15, 2018; and Mr. John Hanson, the Company’s Chief Financial Officer filed a late Form 4 on August 27, 2018 reporting transactions on August 16, 2018.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that Section. This report shall not be deemed “incorporated by reference” into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether such filing occurs before or after the date hereof, regardless of any general incorporation language in such filings, except to the extent that the Company specifically incorporates it by reference.

The Audit Committee assists the Board in meeting its oversight responsibility to stockholders, potential stockholders, the investment community and others. The Audit Committee’s function is one of oversight, recognizing that management is responsible for preparing the Company’s financial statements, and the independent registered public accounting firm is responsible for auditing those statements. Management of the Company is responsible for (1) the preparation, presentation, and integrity of the Company’s financial statements; (2) the appropriateness of the accounting principles and reporting policies that are used by the Company; (3) establishing and maintaining adequate internal control over financial reporting, as such term is defined in the Exchange Act; and (4) maintaining adequate disclosure controls and procedures, as such term is defined by the Exchange Act. The Company’s independent registered public accounting firm is responsible for (1) auditing the Company’s annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America (“GAAP”) and (2) reviewing the Company’s unaudited interim condensed consolidated financial statements. The Audit Committee’s primary responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. In performing its oversight function, the Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the Company’s independent registered public accounting firm. The Audit Committee will, however, take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The Audit Committee is directly responsible for the selection of the independent registered public accounting firm to be retained to audit the Company’s consolidated financial statements and, if applicable, its internal control over financial reporting, and once retained, the independent registered public accounting firm reports directly to the Audit Committee. The independent registered public accounting firm is ultimately accountable to the Audit Committee and the Board. The Audit Committee consults with and reviews recommendations made by the independent registered public accounting firm with respect to the Company’s consolidated financial statements and related disclosures and, as applicable, internal control over financial reporting of the Company and makes recommendations to the Board as it deems appropriate from time to time. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee is currently composed of three directors, each of whom the Board has determined to be independent as that term is defined by applicable Nasdaq listing standards and SEC rules. The Board has determined, in accordance with applicable Nasdaq listing standards, that Mr. Keitel is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K of the Exchange Act. The Audit Committee operates under a written charter adopted by the Board, which is available on the Company’s website at corp.turtlebeach.com. The Audit Committee charter is reviewed on an annual basis by the Audit Committee and is subject to amendment from time to time.

The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls, and discusses these matters with the Company’s independent registered public accounting firm. The Audit Committee also discusses with senior management the Company’s disclosure controls and procedures. The Audit Committee’s oversight of the independent registered public accounting firm includes resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s quarterly earnings releases and exchange act filings for the year ended December 31, 2018, as amended, with management and the Company’s independent registered public accounting firm, which included a discussion of the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. The Audit Committee also discussed with management and the independent registered public accounting firm the Company’s internal control over financial reporting.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence, including the compatibility of any non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the 2018 results of its consolidated financial statement audit and the overall quality of the Company’s financial reporting. The independent registered public accounting firm has direct access to the Audit Committee at any time on any issue of its choosing, and the Audit Committee has the same direct access to the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2018 be included in the 2018 Annual Report on Form 10-K for filing with the SEC.

The Audit Committee has appointed the firm of BDO USA, LLP as independent registered public accounting firm to audit and report upon the Company’s consolidated financial statements and internal control over financial reporting for the year ending December 31, 2019.

AUDIT COMMITTEE

William E. Keitel, Chairman

L. Gregory Ballard

Andrew Wolfe, Ph.D.

ITEM 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2019 and internal control over financial reporting. Although action by the stockholders on this matter is not required under Nevada law or the Sarbanes-Oxley Act of 2002, as amended, or the rules of the SEC promulgated thereunder, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this appointment in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting, in person or by proxy, and voting thereon. If this appointment is not ratified by the stockholders, the Audit Committee may reconsider its appointment. One or more representatives of BDO USA, LLP are expected to attend the Annual Meeting telephonically. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board unanimously recommends a vote FOR ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Principal Accountant Fees and Services

The aggregate fees billed by our independent registered public accounting firm for professional services rendered in connection with (i) the audit of our consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 set forth in our Annual Reports on Form 10-K for the years then ended and (ii) the review of our quarterly consolidated financial statements as set forth in our Quarterly Reports on Form 10-Q for each of our quarters during 2018 and 2017, as well as any fees paid to our independent registered public accounting firm for audit-related work, tax compliance, tax planning and other consulting services are set forth in the table below:

	2018	2017
Audit Fees	$997,840	$624,834
Audit-Related Fees	—	—
Tax Fees	—	—

All Other Fees	—	—

	$997,840	$624,834

Audit fees: Audit fees consist of fees associated with the annual audit of our financial statements, the reviews of our interim financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the SEC, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees: Audited-related fees consist of fees for professional services reasonably related to the performance of the audit or review of the financial statements and are not included in Audit Fees.

Tax fees: Tax fees consist of fees for tax services, including tax compliance, and related expenses.

All other fees: Fees for products and services other than the services described above.

Pre-approval of services

All audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, BDO USA, LLP, require pre-approval by the Audit Committee in accordance with the Audit Committee Charter. The Company’s Audit Committee approves the independent registered public accounting firm’s engagement prior to the independent registered public accounting firm rendering any non-audit services. The Audit Committee pre-approved 100% of the 2018 and 2017 fees paid to BDO USA, LLP.

ITEM 3 — ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the agreements and practices described in this Proxy Statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of our stockholders, and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

Our executive compensation program is designed to align pay with short- and long-term company performance, to put a substantial portion of compensation at risk, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders. Because the Board believes that the compensation of our NEOs as described in “Executive Compensation” appropriately addresses those objectives, it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including the executive compensation tables and related disclosures.

The affirmative vote of a majority of the shares voting for or against this proposal is required to approve the compensation of our NEOs. For purposes of determining approval of this proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR approval of the compensation of our NEOs as disclosed in the “Executive Compensation” section of this Proxy Statement, including the compensation tables and related disclosures.

ITEM 4 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE

COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In addition to the advisory vote on the compensation of our NEOs as described above, we are asking our stockholders to vote as to the frequency of future advisory votes on the compensation of the NEOs pursuant to the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on whether such future advisory votes should occur every one, two or three years. This vote is advisory and is therefore not binding on us or the Board. The Board will consider the opinions of our stockholders when determining the frequency of future advisory votes on the compensation of the NEOs.

We currently hold an advisory vote on the compensation of our NEOs every three years. Unless the Board takes action to change the frequency of these votes in response to this proposal, the next advisory vote on the compensation of our NEOs will occur at the annual meeting of stockholders held in 2022.

The Board has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time. Our executive compensation programs are designed to align executive pay with short- and long-term company performance, and a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to those goals. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions. Therefore, the Board recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders desire that the Company include an advisory vote on the compensation of the company’s named executive officers pursuant to Section 14A of the Exchange Act on a triennial basis.

This proposal will be determined by a plurality of votes cast. This means that the option receiving the highest number of votes will be approved. Neither broker non-votes nor abstentions will affect the outcome of the proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote to hold an advisory vote on executive compensation on a TRIENNIAL basis.

ITEM 5 — APPROVAL OF AMENDMENT TO 2013 STOCK-BASED INCENTIVE COMPENSATION PLAN (AS AMENDED)

Introduction

On April 24, 2019, our Board, on the recommendation of the Compensation Committee and subject to stockholder approval, unanimously approved and adopted amendments to the Turtle Beach Corporation 2013 Stock-Based Incentive Compensation Plan (as amended) to, among other matters, incorporate certain best market practices and increase the number of shares available thereunder (the “Amended Plan”). The Amended Plan is a long-term incentive plan designed to assist the Company, its subsidiaries and affiliates in attracting and retaining valued employees, consultants, and non-employee directors. We believe that participation in the Amended Plan will encourage eligible participants to contribute to the success and growth of the Company by aligning the economic interests of participants, including our executive officers, with those of our stockholders. The Amended Plan will include a replenished reserve of up to 1,439,853 shares of our Common Stock. The share reserve may be adjusted, and additional or fewer shares may be awarded under the Amended Plan, as described in more detail under “Shares Available” and “Adjustment Provisions” below.

If approved by stockholders, the Amended Plan will replace the Turtle Beach Corporation 2013 Stock-Based Incentive Compensation Plan, as amended for the purposes of this proposal, the “Current Plan”), and the Amended Plan will be effective upon this approval (the “Effective Date”). If the stockholder vote on the Amended Plan at the Annual Meeting is postponed, the Amended Plan will be effective on such date on which a stockholders’ meeting to vote to approve the Amended Plan occurs and, until such time, the Current Plan will continue in effect, in accordance with its terms.

The Board unanimously recommends that you vote FOR approval of the Amended Plan. The Board believes that it is in the best interests of the Company and our stockholders to approve the Amended Plan in order to ensure the Company’s ability to continue our equity-based compensation program and continue to motivate our employees, consultants, and non-employee directors.

The following is a summary of the principal purposes and provisions of the Amended Plan, which is qualified in its entirety by reference to the complete text of the Amended Plan, a copy of which is attached as Annex A to this Proxy Statement. To the extent the description below differs from the text of the Amended Plan set forth in Annex A, the text of the Amended Plan controls.

Purpose of this Proposal

Nasdaq rules require the Company to submit the Amended Plan for stockholder approval. Additionally, we are asking stockholders to approve the material terms of the Amended Plan as a matter of good corporate governance. The Amended Plan reflects the following stockholder-friendly features:

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No Liberal Share Recycling. The following shares may not be added back to the pool of shares available for issuance under the Amended Plan: (i) any shares used in payment upon exercise of stock options or stock-settled stock appreciation rights (“SARs”); (ii) any shares withheld or surrendered for the payment of taxes relating to any award; and (iii) shares purchased on the open market with proceeds from the exercise of stock options. If any outstanding awards are settled in cash, the shares underlying such awards will again become available for issuance under the Amended Plan.

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Double-Trigger Vesting Upon a Change in Control. The Amended Plan provides for double-trigger equity vesting in the event of a Change in Control (as defined in the Amended Plan), which generally means that if outstanding awards under the Amended Plan are replaced by the acquirer or related entity in a Change in Control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but rather vesting would accelerate generally only if the participant is terminated without cause within 12 months following the Change in Control.

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Minimum Vesting Requirements. The Amended Plan establishes a minimum vesting requirement – any awards granted under the Amended Plan generally may not vest over a period of less than one year from the grant date. This minimum vesting schedule will not apply in the case of (i) Substitute Awards (as defined below) or (ii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting. This minimum vesting schedule also does not apply for up to 5% of the shares authorized under the Amended Plan, subject to adjustments permitted by the Amended Plan.

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Annual Limits on Awards, Including Awards to Non-Employee Directors. The maximum aggregate number of shares relating to awards made to a non-employee director in any calendar year cannot exceed 250,000 shares of Common Stock. The Amended Plan also limits the maximum number of shares that may be granted during any one fiscal year to any individual participant (other than a non-employee director) to 500,000 shares.

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Explicit “No Repricing” Provisions. Subject to certain adjustment provisions, the Amended Plan expressly provides that the terms of stock options or SARs may not be amended or replaced, without stockholder approval, to (i) reduce the exercise or base price of outstanding options or SARs, (ii) cancel outstanding options or SARs in exchange for options or SARs with a lowered exercise or base price, or (iii) replace outstanding options or SARs in exchange for other awards or cash at a time when the exercise price of such options or SARs is higher than the fair market value of a share of Common Stock.

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Clawback/Recoupment Provision. The Amended Plan includes a “clawback” or recoupment provision, which provides that awards will be subject to cancellation or forfeiture pursuant to any clawback, recoupment or similar policy required by law or otherwise adopted by the Board.

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No Discounted Stock Options or SARs. The Amended Plan requires that stock options and SARs must have an exercise price equal to at least the fair market value of our Common Stock on the date the award is granted.

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No Liberal Change in Control Definition. The Amended Plan defines Change in Control based, in part, on the transaction actually occurring, rather than the announcement or stockholder approval of the transaction.

•	No Tax Gross Ups. The Amended Plan does not provide for any tax gross ups.

Equity compensation is a vital component of our executive compensation philosophy, and plays a pivotal role in our ability to continue to attract, retain, and motivate executive officers, employees, non-employee directors, and consultants who are critical to our success. Our Board believes it is in the best of interest of the Company and its stockholders to approve the Amended Plan in order to continue to motivate outstanding performance by these individuals. If this proposal is not approved, we believe that we would be at a disadvantage against our competitors for recruiting, retaining, and motivating those individuals who are critical to our success. We also could be forced to increase cash compensation, thus reducing resources available to meet our business needs.

Determination of Share Reserve Under the Amended Plan

We are asking stockholders to approve 1,439,853 new shares authorized for issuance under the Amended Plan because there are only 525,459 shares reserved for issuance under the Current Plan that remained available for grant under the Current Plan as of April 22, 2019, subject to adjustment as described below under “Summary of the Amended Plan – Shares Available”. If stockholders approve the new shares authorized to be issued under the Amended Plan, an aggregate of 4,302,353 shares of Common Stock will be authorized for issuance thereunder, but with less than half of this amount – an aggregate of 1,965,312 shares of Common Stock (1,439,853 new shares plus the remaining 525,459 shares under the Current Plan) – remaining available for future awards.

Our Board considered a number of factors in determining the number of new shares authorized for future issuance under the Amended Plan, including the number of shares remaining available under the Current Plan, which is only 525,459 shares, our past share usage (sometimes called our “burn rate”), our estimate of the number of shares needed for future awards, a dilution analysis, and the current and anticipated future accounting expense associated with our equity awards.

If stockholders do not approve the Amended Plan, we do not expect to have sufficient shares available with which to make equity grants for the remainder of 2019 and beyond.

As of April 22, 2019, we had approximately 14,630,799 total shares of our Common Stock outstanding, with 525,459 shares remaining for future grants under the Current Plan. As of April 22, 2019, the following awards were outstanding under the Current Plan:

•	2,082,394 shares of Common Stock underlying outstanding and unvested stock options, with a weighted average exercise price of $7.29 and a weighted average remaining term of 7.7 years;

•	431,378 shares of outstanding restricted stock with a weighted average grant date fair value of $17.13 and weighted average term until vesting of 2.8 years; and

•	893,324 shares of Common Stock underlying outstanding and vested stock options.

The Board has concluded that it is in our best interests, and in the best interests of our stockholders, to increase the number of shares available for grant under the Stock Plan by 1,439,853 shares of Common Stock. The Board believes that the proposed increase in the number of shares available for grant and eligible to be granted to an individual in any calendar year is necessary for retaining the flexibility to grant equity-based compensation at levels that are optimal for motivating and rewarding our employees and other eligible participants for their contributions to our success and the growth in the value of our Common Stock.

Summary of the Amended Plan

Purpose. The purpose of the Amended Plan is to assist the Company, its subsidiaries and affiliates in attracting and retaining valued employees, consultants, and non-employee directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of our Common Stock by such participants.

Administration. The Amended Plan is administered by the Compensation Committee (the “Committee”). The Committee’s powers regarding the Amended Plan include the ability to: (i) select the employees, consultants and non-employee directors who will receive awards under the Amended Plan; (ii) determine the type or types of awards to be granted to each participant; (iii) determine the number of shares of Common Stock to which an award will relate and the terms and conditions of any award granted under the Stock Plan, including restrictions as to vesting, transferability or forfeiture, exercisability or settlement; (iv) determine whether, to what extent, and under what circumstances an award may be canceled, forfeited, or surrendered; (v) determine the achievement of any applicable performance goals; (vi) adopt necessary rules and regulations to administer the Amended Plan; and (vii) construe and interpret the Amended Plan and make all other determinations as it may deem necessary or advisable for the administration of the Amended Plan. The Committee may delegate its authority under the Amended Plan, consistent with the terms thereof and applicable law.

Eligibility. All employees and consultants of the Company, its subsidiaries and affiliates and all non-employee members of our Board are eligible to receive awards under the Amended Plan. As of April 22, 2019, 141 employees, four non-employee directors, 7 consultants and 9 agency temporary employees were eligible to receive awards under the Amended Plan. As of December 31, 2018, 136 employees, three non-employee directors, 8 consultants and 10 agency temporary employees held awards under the Current Plan.

Because our executive officers and non-employee directors are eligible to receive awards under the Amended Plan, they may be deemed to have a personal interest in the approval of this Item 5 proposal.

Shares Available. Subject to adjustment as described below under “Adjustment Provisions,” the maximum number of shares of Common Stock authorized for issuance under the Amended Plan is 2,862,500 shares of Common Stock, plus 1,439,853 new shares. This aggregate amount will be reduced by any shares subject to awards granted under the Current Plan between April 22, 2019 and the Effective Date.

Share Counting Provisions. For purposes of calculating the number of shares of Common Stock issued under the Amended Plan, and subject to the adjustment provisions set forth in the Amended Plan:

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If any award granted under the Amended Plan or Current Plan is forfeited, canceled, or such award otherwise terminates, any shares subject to such award will not be counted against the Amended Plan share pool.

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Stock appreciation rights (“SARs”) or stock options are counted in full against the number of shares available for future awards under the Amended Plan, regardless of the number of shares of Common Stock issued upon settlement of the SAR or stock option.

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If any shares subject to an award granted under the Amended Plan or Current Plan are retained or reacquired by the Company in payment of an exercise price or satisfaction of a withholding or other tax obligation in connection with any award, such shares will not be made available for future awards under the Amended Plan.

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The following items will not count against the aggregate number of shares available for future awards under the Amended Plan: (i) the payment in cash of dividends or dividend equivalents under any outstanding award; (ii) any award that is settled in cash rather than by issuance of shares of Common Stock; or (iii) awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become participants as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any Subsidiary (“Substitute Awards”).

Any shares issued under the Amended Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares purchased on the open market.

Limitations on Awards. Subject to adjustment as provided in the Amended Plan:

•	No more than 500,000 shares of Common Stock subject to awards may be granted during any one fiscal year to any one participant.

•	The number of shares of stock that may be issued pursuant to awards, in the aggregate, cannot exceed 4,302,353 shares of Common Stock.

•	The maximum aggregate number of shares of Common Stock associated with any Award made to a non-employee director in any calendar year cannot exceed 250,000 shares of Common Stock.

Types of Awards. Awards that can be granted under the Amended Plan include Common Stock, deferred stock, restricted stock, restricted stock units (referred to as “RSUs”), stock options, SARs, and performance-based awards.

Common Stock. In a Common Stock award, a participant receives a grant of shares of our Common Stock, which shares are not subject to any restrictions on transfer or other vesting conditions. Upon the grant date, the participant will have all of the customary rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends with respect to such shares.

Deferred Stock. In a deferred stock award, the Company agrees to deliver, subject to certain conditions, a fixed number of shares of our Common Stock to the participant at the end of a specified deferral period or periods. During such period or periods, the participant will have no rights as a stockholder with respect to any such shares. No dividends will be paid with respect to shares of deferred stock during the applicable deferral period, and the participant will have no future right to any dividend paid during such period.

Restricted Stock. In a restricted stock award, a participant receives a grant of shares of our Common Stock that are subject to certain restrictions, including forfeiture of such stock upon the happening of certain events. During the restriction period or periods, holders of restricted stock will have the right to vote the shares of restricted stock. No dividends will be paid with respect to shares of restricted stock during the applicable restriction period, and the participant will not have a future right to any dividend paid during such period.

Restricted Stock Units. An RSU is a grant of the right to receive a payment in our Common Stock or cash, or in a combination thereof, equal to the fair market value of a share of our Common Stock on the expiration of the applicable restriction period or periods. During such period or periods, the participant will have no rights as a stockholder with respect to any such shares. No dividends will be paid with respect to shares underlying an RSU during the applicable restriction period, and the participant will have no future right to any dividend paid during such period.

Stock Options. Stock options granted under the Amended Plan may be either incentive stock options or non-qualified stock options. The exercise price of an option must be at least 100% of the fair market value of our Common Stock on the date of the grant. If the participant owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of stock of our company, the exercise price of an incentive stock option must be at least 110% of the fair market value of a share of Common Stock on the date the incentive stock option is granted.

Stock Appreciation Rights. A grant of a SAR entitles the holder to receive, upon exercise of the SAR, the excess of the fair market value of one share of our Common Stock on the date of exercise over the grant price of the SAR as determined by the Committee. The grant price of an SAR may never be less than 100% of the fair market value of a share of Common Stock on the date of grant.

Performance-Based Awards. Awards under the Amended Plan may be granted contingent upon the achievement of Performance Goals (as defined below) within a particular time frame, as determined by the Committee. Performance-based awards may be paid in cash, shares of Common Stock, or any combination thereof. The performance levels to be achieved for each applicable performance period and the amount of the award to be paid will be determined by the Committee in its sole discretion.

Performance Goals. In the discretion of the Committee, any award may be granted subject to performance goals that must be met by the end of a period specified by the Committee, but that are substantially uncertain to be met before the grant of the award, and that must be based upon one or more of the following as they relate to our company, our subsidiaries or affiliates, or any business unit or department thereof: (i) stock price, (ii) market share, (iii) sales, (iv) earnings per share, (v) diluted earnings per share, (vi) diluted net income per share, (vii) return on stockholder equity, (viii) costs, (ix) cash flow, (x) return on total assets, (xi) return on capital or invested capital, (xii) return on net assets, (xiii) operating income, (xiv) net income, (xv) earnings (or net income) before interest, taxes, depreciation and amortization, (xvi) improvements in capital structure, (xvii) gross, operating or other margins, (xviii) budget and expense management, (xix) productivity ratios, (xx) working capital targets, (xxi) enterprise value, (xxii) safety record, (xxiii) completion of acquisitions or business expansion of the company, our subsidiaries or affiliates (or any business unit or department thereof) (xxiv) economic value added or other value added measurements, (xxv) expense targets, (xxvi) operating efficiency, (xxvii) regulatory body approvals for commercialization of products (xxviii) implementation or completion of critical projects or related milestones, (xxix) quality control, (xxx) supply chain achievements and (xxxi) marketing and distribution of products, in all cases, whether measured absolutely or relative to an index or peer group.

The Committee has discretion to determine the specific targets with respect to each of these categories of Performance Goals. The Committee may also grant performance-based awards that are based on Performance Goals other than those set forth above. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

Consequences of a Change in Control. Upon the occurrence of a Change in Control of the Company, the following may occur:

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Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding awards that are not exercised or paid at the time of the Change in Control will be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

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Unless the applicable award agreement provides otherwise, if a participant’s employment is terminated by the Company or a subsidiary without Cause (as defined in the Amended Plan) upon or within 12 months following a Change in Control, the participant’s outstanding awards will become fully vested as of the date of such termination; provided that any performance-based awards will vest only based on the greater of (i) actual performance as of the date of the Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of termination.

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If any outstanding awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding awards, without the consent of any participant: (i) the Committee may determine that outstanding stock options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding restricted stock, RSUs, or performance-based awards will immediately lapse; (ii) the Committee may determine that participants will receive a payment in settlement of outstanding RSUs or performance-based awards, in such amount and form as may be determined by the Committee; (iii) the Committee may require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then fair market value of the shares of Common Stock subject to the participant’s unexercised stock options and SARs exceeds the exercise price or base amount, and (iv) after giving participants an opportunity to exercise all of their outstanding stock options and SARs, the Committee may terminate any or all unexercised stock options and SARs at such time as the Committee deems appropriate.

Adjustment Provisions. In the event of a stock dividend, recapitalization, forward or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other corporate transaction or event that affects our Common Stock, the Committee will make equitable adjustments in (i) the number and kind of shares of Common Stock that may thereafter be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available under the Amended Plan, and (iv) the exercise or grant price relating to any award, or if deemed appropriate, the Committee may also make provision for a cash payment with respect to any outstanding award.

Actions Requiring Stockholder Approval. Our Board must obtain stockholder approval in order to take any action that would (i) increase the number of shares subject to the Amended Plan, except for adjustments upon changes in capitalization; (ii) result in the re-pricing, replacement or repurchase of any option, SAR or other award; or (iii) be required to be submitted for stockholder approval under any federal or state law or regulation or Nasdaq listing rules.

Clawback. Any award granted under the Amended Plan will be subject to mandatory repayment by the participant to the Company pursuant to the terms of any company “clawback” or recoupment policy that is directly applicable to the Amended Plan and set forth in an award agreement or as required by law to be applicable to the participant.

Transfer Restrictions. No award or other right or interest of a participant under the Amended Plan may be assigned or transferred for any reason during the participant’s lifetime, other than to the Company or any subsidiary or affiliate, and any attempt to do so will be void and the relevant award will be forfeited. Notwithstanding the foregoing, the Committee may grant awards, other than incentive stock options, that are transferable by the participant during his or her lifetime, but only to the extent specifically provided in the award agreement entered into with such participant. No incentive stock option will be transferable other than by will or the laws of descent and distribution.

Amendment and Termination. The Board generally may amend, alter, suspend, discontinue or terminate the Amended Plan, subject to applicable law and Nasdaq requirements, provided that no such termination or amendment will adversely and materially impact any Award previously granted to a participant without such participant’s written consent. Any Award issued prior to this amendment shall be governed by the terms of the version of the Plan it was granted under. Unless earlier terminated by action of the Board, the Amended Plan will terminate by its terms on the 10-year anniversary of the Effective Date.

Valuation. The fair market value per share of our Common Stock under the Amended Plan on any relevant date generally is deemed to be equal to the closing selling price per share on that date as determined by the Nasdaq (or if there was no sale on that date, on the last preceding date on which a sale was reported). As of April 22, 2019, the fair market value of our Common Stock determined on such basis was $11.05 per share.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Amended Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state, local or foreign income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE STOCK PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE, LOCAL OR FOREIGN INCOME TAX OR OTHER TAX CONSIDERATIONS.

Common Stock. Upon the grant of an award of Common Stock, a participant will recognize ordinary income equal to the difference between the amount paid, if any, for such Common Stock and the fair market value of such Common Stock on the grant date, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. The participant’s tax basis in such shares of Common Stock will equal the fair market value of such shares on the grant date. Upon sale of such shares of Common Stock, the participant will recognize short-term or long-term capital gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the grant date. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Deferred Stock. A participant recognizes no taxable income and the Company is not entitled to a deduction when deferred stock is awarded. When the deferral period for the award ends and the participant receives shares of the Company’s Common Stock, the participant will recognize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the end of the deferral period. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Restricted Stock. Restricted stock received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives restricted stock does not make the election described below, the participant recognizes no taxable income upon the receipt of restricted stock, and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock will be equal to the fair market value of such shares when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon a sale of shares of restricted stock, the participant will recognize short-term or long-term gain or loss, depending upon whether at the time of sale the shares have been held for more than one year following the lapse of the restrictions. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account) minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to the fair market value of such shares when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income recognized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of the form of election to his or her federal income tax return for the year in which the shares are received.

Non-Qualified Options. A participant recognizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Under the Amended Plan, payment of the exercise price with respect to non-qualified options may, with the consent of the Committee, be made in whole or in part with shares of Common Stock or restricted stock held by the participant. Payment in Common Stock or restricted stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in restricted stock, however, the equivalent number of shares of Common Stock received will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the restricted stock surrendered. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income, and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

Incentive Stock Options. A participant recognizes no taxable income (except that an alternative minimum tax liability may arise) and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (beginning on the date of exercise and ending on the later of two years from the date of grant or one year from the date of exercise), gain or loss recognized by a participant upon sale of the shares received upon exercise will be a long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements

(a “disqualifying disposition”), the participant will recognize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount recognized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as short-term capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year.

Under the Amended Plan, payment of the exercise price with respect to incentive stock options may, with the consent of the Committee, be made in whole or in part with shares of Common Stock or restricted stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock or restricted stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in restricted stock, however, the equivalent number of shares of Common Stock received will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the restricted stock surrendered. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs. A participant recognizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of an SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Withholding. The Company is authorized to withhold from any payment relating to an award under the Amended Plan any payroll or other payment to a participant sufficient to satisfy Federal, state, local, foreign or other taxes (including the participant’s FICA or other applicable social tax obligation) required by law to be withheld with respect to any taxable event arising as a result of the Amended Plan.

The Company may cause any tax withholding obligation to be satisfied by the Company withholding shares of Common Stock having a fair market value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates). In the alternative, the Company may permit participants to elect to satisfy the tax withholding obligation, in whole or in part, by either (i) having the Company withhold shares of Common Stock having a fair market value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates) or (b) tendering previously acquired shares of Common Stock having an aggregate fair market value equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates).

New Plan Benefits

No awards have been granted under the Amended Plan. Future awards under the Amended Plan will be made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan in the future are not determinable at this time.

The Board unanimously recommends a vote FOR approval of the Amended Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2018 and 2017 concerning compensation of our Named Executive Officers: Mr. Juergen Stark, our Chief Executive Officer (our principal executive officer), and Mr. John T. Hanson, our Chief Financial Officer. The Company only has two executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards (in $)(1)	Option Awards (in $)(1)	Non-Equity Incentive Plan Compensation (in $)(2)	All Other Compensation (in $)(3)	Total ($)
Juergen Stark	2018	550,000	3,338,324	146,658	874,041	19,927	4,928,950
Chief Executive Officer, Director	2017	550,000	—	95,534	582,946	27,634	1,256,114
John T. Hanson	2018	360,500	262,600	38,315	272,964	14,037	948,416
Chief Financial Officer	2017	360,500	—	22,514	197,296	27,598	607,908

(1)

Amounts shown in these columns do not reflect actual compensation received by the NEOs. The “Stock Awards” and “Option Awards” columns reports the grant date fair value of stock awards in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation—Stock Compensation (“ASC Topic 718”), for stock awards granted during the applicable year and assume no forfeiture rate derived in the calculation of the grant date fair market value. Assumptions used in calculating the value of option awards are included in Note 10 in the notes to our financial statements included in our most recent Annual Report on Form 10-K. The NEO will only realize compensation to the extent the trading price of our Common Stock is greater than the exercise price of the stock option at the time an option is exercised.

(2)

Messrs. Stark and Hanson earned $874,041 and $272,964, respectively, in 2018 pursuant to the Company’s annual performance-based incentive cash bonus plan. 75% of the amounts reported for each individual with respect to 2017 were paid in March 2018 and the remaining 25% was paid in October 2018.

(3)	The amounts reported in the “All Other Compensation” column include the employer portion of payments pursuant to the Company’s medical and dental plans.

Components of Compensation. For 2018, the principal components of compensation for our NEOs included the following:

Base Salary. The Company provides NEOs with base salaries to compensate them for services rendered during the year.

Annual Incentive Bonus. Annual cash bonuses are included as part of our compensation program because the Committee believes that a significant portion of each NEO’s compensation should be contingent on individual and Company performance and that an annual incentive program motivates and incentivizes our NEOs to meet the Company’s corporate goals with respect to each fiscal year.

Long-term Incentive Compensation. The primary purpose of granting equity-based awards is to align the interests of our employees and stockholders so that they share the common goal of long-term stockholder value creation. The Company grants equity-based awards to our NEOs and certain other employees in the form of stock options, restricted stock awards and restricted stock units with time-based vesting requiring continued service through each vesting date. A summary of all stock option awards granted in 2018 to our NEOs is provided below.

Name	Shares Subject to Stock Options
Juergen Stark	112,500
John T. Hanson	29,391

The stock option awards were granted under the 2013 Plan. Such awards will vest (subject to the NEO’s continued employment on the applicable vesting date) as follows: 25% of the award will vest on the first anniversary of the grant date and 1/48th of the award will vest on each of the next 36 monthly anniversaries of the grant date, such that 100% of the award will become vested on the fourth anniversary of the grant date.

A summary of all stock awards granted in 2018 to our NEOs is provided below.

Name	Shares Subject to Stock Awards
Juergen Stark (1)	150,172
John T. Hanson (2)	10,000

(1)	Restricted Stock Awards
(2)	Restricted Stock Units

The restricted stock awards were granted under the 2013 Plan. Such awards will vest (subject to the NEO’s continued employment on the applicable vesting date) 1/36th of the award will vest monthly on the 15th day of each month following the grant. 100% of the award will become vested on the third anniversary of the grant date. On April 18, 2019 these awards were modified to vest in quarterly installments after the May 15, 2019 vesting rather than monthly installments with the exception of a remaining 4,175 shares vesting on June 15, 2021. No other provisions of the awards were changed.

The restricted stock units were granted under the 2013 Plan. Such awards will vest (subject to the NEO’s continued employment on the applicable vesting date) as follows: 1/3 vest of the award will vest on the first anniversary of the grant date and 1/36th of the award will vest on each of the next 24 monthly anniversaries of the grant date, such that 100% of the award will become vested on the third anniversary of the grant date. On April 18, 2019, these awards were modified to vest in quarterly installments rather than monthly installments following the initial 1/3 vesting on the first anniversary of the grant date. No other provisions of the awards were changed.

Retirement Benefits. The Company maintains a tax-qualified 401(k) Retirement Savings Plan to which all salaried employees, including the NEOs, are able to contribute a portion of their salaries on a pre-tax basis.

Perquisites. The Company provides the NEOs with a limited number of perquisites and other personal benefits to better enable the Company to attract and retain key executives.

Severance. The offer letters for Messrs. Stark and Hanson provide for post-employment severance payments and benefits in the event of employment termination under certain circumstances. For more information regarding these potential severance payments and benefits, see “Potential Payments upon Termination.”

Results of Say-on-Pay Vote and Say-on-Pay Frequency Vote. At our Annual Meeting held on June 14, 2016, we held a non-binding say-on-pay vote on the 2015 compensation of our NEOs. Excluding broker non-votes, approximately 88% of the votes cast voted “For” our say-on-pay proposal to approve the compensation of our NEOs. Because of the level of support expressed by our stockholders for the compensation of our NEOs, the Compensation Committee did not change its general approach to employee compensation as a result of this vote. Although the advisory stockholder vote on employee compensation is non-binding, the Compensation Committee will consider the outcome of this year’s say-on-pay vote when making compensation decisions for our NEOs.

At our Annual Meeting held on February 21, 2013, we held a non-binding stockholder vote on the frequency of future say-on-pay votes. The frequency that received the greatest number of votes was three years. After considering the results of these votes, the Board determined that a non-binding stockholder vote on the approval of executive compensation would be conducted once every three years. Accordingly, the Company is requesting your approval of the say-on-pay proposal in the proxy. Stockholders also have the opportunity to vote on the frequency with which we conduct our say-on-pay vote.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the holdings of outstanding stock options, restricted stock awards and restricted stock units by our NEOs. The following table includes the number of shares covered by options, restricted stock awards and restricted stock units held by the Company’s NEOs at December 31, 2018. These outstanding stock options were granted to the Company’s NEOs under the 2013 Plan.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)
Juergen Stark	365,912	0	$7.72	9/3/2022
	62,708	7,292	$7.24	5/29/2025
	75,000	37,500	$4.64	4/4/2026
	30,468	82,032	$2.04	11/13/2027
	0	112,500	$3.12	4/11/2028	125,144	(2)	1,785,805
John T. Hanson	1,146	0	$16.52	11/19/2024
	3,125	3,125	$7.24	5/29/2025
	1,726	6,904	$4.64	4/4/2026
	7,180	19,333	$2.04	11/13/2027
	0	29,391	$3.12	4/11/2028	10,000	(3)	142,700

(1)

Options vest with respect to one-fourth of the shares underlying the option on the first anniversary of the grant date and of 1/48 of the underlying shares on each subsequent monthly anniversary of the grant date for the next 36 months.

(2)

At December 31, 2018, the restricted stock awards vested 1/36th of the award monthly on the 15th day of each month following the grant for the next 36 months. On April 18, 2019, these awards were modified to vest in quarterly installments after the May 15, 2019 vesting rather than monthly installments with the exception of a remaining 4,175 shares vesting on June 15, 2021. No other provisions of the awards were changed.

(3)

At December 31, 2018, the restricted stock units vested as follows: 1/3 vest of the award will vest on the first anniversary of the grant date and 1/36th of the award will vest on each of the next 24 monthly anniversaries of the grant date, such that 100% of the award will become vested on the third anniversary of the grant date. On April 18, 2019, these awards were modified to vest in quarterly installments rather than monthly installments following the initial 1/3 vesting on the first anniversary of the grant date. No other provisions of the awards were changed.

POTENTIAL PAYMENTS ON TERMINATION

Offer Letters

The offer letters for Messrs. Stark and Hanson provide for certain post-termination severance payments in the event of employment termination under certain circumstances. The Committee believes that these severance benefits provide an incentive to the NEOs to remain with the Company and serve to align the interests of the NEOs with the interests of shareholders, including in the event of a potential acquisition of the Company. “Cause” and “Good Reason” as used below have the meanings given to them in the applicable NEOs’ offer letter.

Under the terms of Mr. Stark’s offer letter, dated as of August 13, 2012, if the Company terminates Mr. Stark’s employment without “Cause” or if Mr. Stark terminates his employment for “Good Reason,” in each case, other than following an approved sale of the Company, the Company has agreed to pay Mr. Stark severance consisting of a continuation of his then-current base salary, as well as healthcare continuation benefits, for a period of six months following such termination and a pro-rated portion of his target bonus for the year in which such termination occurs. If such termination occurs following an approved sale of the Company, the Company has agreed to pay Mr. Stark (i) a lump sum payment equal to his then-current annual base salary, (ii) healthcare continuation benefits for a period of one year following such termination and (iii) a pro-rated portion of his target bonus for the year in which such termination occurs.

Under the terms of Mr. Hanson’s offer letter, dated as of September 16, 2013, if Mr. Hanson’s employment is terminated by the Company without “Cause,” he will be entitled to continuation of his annual salary for a period of six months. In addition, if Mr. Hanson’s employment is terminated by the Company without “Cause” or by Mr. Hanson for “Good Reason,” he will be entitled to a pro-rated bonus for the year of termination based upon the average percentage of the applicable target bonuses received by the management team.

Retention Plan

On April 18, 2019, our Board of Directors approved a change of control retention plan (the “Retention Plan”) providing for cash bonuses and equity incentives to certain employees, including our two named executive officers. The purpose of the Retention Plan is to encourage the continued employment of the participating employees in the event of a change in control. Pursuant to the Retention Plan, if a participating employee is continuously employed with the Company and in good standing on the date of a change of control (as defined in the Retention Plan), the participating employee will be entitled to (i) payment of any portion of the Participant’s annual bonus under the Company’s Management Incentive Plan for the calendar year prior to the one in which the Transaction Date occurs that has not been paid prior to the Participant’s termination date; (ii) a lump-sum payment equal to 100% of the Participant’s Target Bonus for the year of termination multiplied by a fraction the numerator of which is the total number of days that the Participant was employed by the Company during such year and the denominator of which is 365; (iii) continuation of the Participant’s Base Pay for six (6) months from the termination date of the Participant’s employment in accordance with the Company’s ordinary payroll practices; and (iv) if the Participant elects coverage under COBRA, reimbursement for the full amount of premiums for such continuation coverage for a period of six (6) months.

DIRECTOR COMPENSATION

In considering the Company’s need to attract and retain qualified directors, effective January 2014, the Company adopted a policy for compensating directors who are not employees of the Company for their service. To ensure that the Company compensates non-employee directors in line with market practice, our director compensation program was formulated in consultation with our independent compensation consultant. As described further below, the Company compensates non-employee directors through a mix of cash retainer fees and equity grants that are subject to vesting.

The following table lists 2018 director compensation for all non-employee directors who served as directors in 2018. Directors who are also employees of the Company receive no additional compensation for service as directors. Compensation for Mr. Stark, the Company’s Chief Executive Officer, is reported in the Summary Compensation Table included in the Executive Compensation section above. In accordance with our general policy for directors who are also employees of the Company, Mr. Stark did not earn additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards (in $)(2)	Stock Awards (in $)(3)	Total ($)
L. Gregory Ballard(4)	65,000	21,973	50,000	136,973
Ronald Doornink	150,000	—	—	150,000
William E. Keitel(5)	67,500	21,973	50,000	139,473
Andrew Wolfe, Ph.D.(6)	60,000	21,973	50,000	131,973
Kenneth A. Fox (7)	—	—	—	—

(1)	Cash fees paid to directors are described below.
(2)

Amounts in this column do not reflect actual compensation received by our directors. The “Option Awards” column reports the aggregate grant date fair value of option awards made to directors during 2018 in accordance with ASC 718 and assume no forfeiture rate. Assumptions used in calculating the value of option awards are included in Note 10 in the notes to our financial statements included in our most recent Annual Report on Form 10-K. A director will only realize compensation to the extent the trading price of our Common Stock is greater than the exercise price of the stock option at the time an option is exercised. Option awards to directors are granted under the 2013 Plan and the method for determining the number of shares subject to the option is described below.

(3)

Amounts in this column do not reflect actual compensation received by our directors. The “Stock Awards” column reports the aggregate grant date fair value of restricted stock granted to directors during 2018 in accordance with ASC 718 and assume no forfeiture rate. Stock awards to directors are granted under the 2013 Plan, and the method for determining the number of shares subject to the grant is described below.

(4)	At December 31, 2018, Mr. Ballard had 16,025 unvested stock awards and 16,025 unexercised option awards that were granted during 2018 outstanding.
(5)	At December 31, 2018, Mr. Keitel had 16,025 unvested stock awards and 16,025 unexercised option awards that were granted during 2018 outstanding.
(6)	At December 31, 2018, Mr. Wolfe had 16,025 unvested stock awards and 16,025 unexercised option awards that were granted during 2018 outstanding.
(7)	Mr. Fox resigned from the Board effective November 15, 2018 and did not accept any compensation as a director for the Company during his tenure.

In 2018, directors who were not employees of the Company received a standard annual cash retainer fee, in addition to special fees for serving as a member of a committee or the chair of a committee, based upon the following schedule:

Annual Cash Base Fee (other than the Chairman of the Board)	$40,000
Supplemental Annual Cash Committee Fees:
• Chairman of the Board	$150,000
• Audit Committee—Chairperson	$20,000
• Audit Committee—Other Members	$10,000
• Compensation Committee—Chairperson	$15,000
• Compensation Committee—Other Members	$7,500
• Nominating/Compliance and Governance Committee—Chairperson	$10,000
• Nominating/Compliance and Governance Committee—Other Members	$5,000

There are no Board or committee meeting attendance fees. Directors are reimbursed by the Company for travel and related expenses they incur in connection with their service on the Board and its committees.

The Company’s policy regarding providing cash fees to non-employee directors will remain the same for 2019.

In addition to the cash fees described above, the Company intends to continue to make certain equity grants to directors who are not employees of the Company. Upon initial election to the Board, the Company makes an initial grant to each non-employee director of an option to purchase a number of shares of our Common Stock with a grant date fair market value of $50,000 and a grant of restricted shares having a grant date fair market value of $50,000. The initial grants of options and restricted stock are subject to vesting over a period of four years. In addition, each non-employee director receives an annual grant of options to purchase a number of shares of our Common Stock with a grant date fair market value of $50,000 and a grant of restricted shares having a grant date fair market value of $50,000. The annual grants of options and restricted stock vest on the first anniversary of the grant date.

In 2018, the Board adopted ownership guidelines for its non-employee directors and the Company’s CEO. The ownership guidelines require each non-employee member of the Board to own stock and vested awards with a value equal to three times the value of the annual cash retainer payable to a director. The CEO must hold stock and vested awards with a value equal to three time his or her annual salary. Directors are required to attain such stock ownership goal no later than five years from the date the guidelines were adopted or on which they first were appointed to the Board.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AS OF

DECEMBER 31, 2018

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,654,729	$6.41	1,201,552
Equity compensation plans not approved by security holders	0	0.00	0

Total	1,654,729	$6.41	1,201,552

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company maintains a policy that the Audit Committee review certain transactions in which the Company and its directors, executive officers or their immediate family members are participants to determine whether a related person has a direct or indirect material interest. The Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any such related party transaction. This policy has been communicated orally by the Board.

In determining whether to approve, disapprove or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, (1) whether the transaction is on terms no less favorable to the Company than terms that would otherwise be generally available to the Company if the transaction was entered into under the same or similar circumstances with a party unaffiliated with the Company and (2) the extent of the interest of the related party in the transaction.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, this Proxy Statement or our Annual Report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as follows: Turtle Beach Corporation, c/o Liolios Group, 20371 Irvine Avenue, Suite A-100, Newport Beach, California 92660, Attn: Cody Slach, (949) 574-3860. If you want to receive separate copies of any of these documents in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

OTHER BUSINESS

The Company is not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the person named as proxy in the accompanying form of proxy will vote the shares they represent as recommended by the Board.

By Order of the Board of Directors

/s/ Juergen Stark
Juergen Stark
Chief Executive Officer and President
April 30, 2019

Annex A

TURTLE BEACH CORPORATION

2013 STOCK-BASED INCENTIVE COMPENSATION PLAN

(as amended and restated effective [                ], 2019)

1. Purpose of the Plan

The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such Participants.

2. Definitions

As used herein, the following definitions shall apply:

2.1 “Affiliate” means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

2.2 “Award” means a grant of Common Stock, Deferred Stock, Restricted Stock, Restricted Stock Units, Options or SARs under the Plan.

2.3 “Award Agreement” means the written agreement, instrument or document evidencing an Award or Prior Plan Award, including any such item in an electronic medium.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” shall have the meaning ascribed to it in a Participant’s employment or consulting agreement or, if no employment or consulting agreement is in effect or if “cause” is not defined therein, “Cause” shall mean: (a) the Participant’s conviction of or plea of guilty or nolo contendere to a felony; (b) a determination by the Board that the Participant committed fraud, misappropriation or embezzlement against any person; (c) the Participant’s material breach of the terms of any material written agreement with the Company or any affiliate to which Participant is a party; (d) the Participant’s willful misconduct or gross neglect in performance of Participant’s duties; or (e) the Participant’s failure or refusal to carry out material responsibilities reasonably assigned by the Board or the Company’s Chief Executive Officer to the Participant; provided, however, that with respect to subsections (c), (d) and (e) above, Cause will only be deemed to occur after written notice to the Participant of such action or inaction giving rise to Cause and the failure by the Participant to cure such action or inaction (which is capable of cure) within 30 days after written notice.

2.6 “Change in Control” means, after the Effective Date, any of the following events:

(a) a “person” (as such term in used in Sections 13(d) and 14(d) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13D-3 under the 1934 Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2.6(a), Section 2.6(c) or Section 2.6(d) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or

(c) the Company merges or consolidates with any other corporation, other than in a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the complete liquidation of the Company or the sale or other disposition of all or substantially all of the Company’s assets.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for this Section, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

2.7 “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder. A reference to any provision of the Code or the Treasury regulations promulgated thereunder shall include reference to any successor provision of the Code or the Treasury regulations.

2.8 “Committee” means the committee designated by the Board to administer the Plan under Section 4.

2.9 “Common Stock” means the common stock of the Company, par value $0.001 per share, or such other class or kind of shares or other securities resulting from the application of Section 15.

2.10 “Company” means Turtle Beach Corporation, a Nevada corporation, or any successor corporation.

2.11 “Consultant” means an individual who renders services to the Company, a Subsidiary or an Affiliate as a consultant, advisor or independent contractor.

2.12 “Deferral Period” means the period during which the receipt of a Deferred Stock Award under Section 8 will be deferred.

2.13 “Deferred Stock” means Common Stock to be delivered at the end of a Deferral Period and awarded by the Committee under Section 8.

2.14 “Disability” means with respect to a Participant, means “disability” as defined from time to time under any long-term disability plan of the Company or Subsidiary with which the Participant is employed. Notwithstanding the foregoing, for any Awards that constitute nonqualified deferred compensation within the meaning of Section 409A(d) of the Code and provide for an accelerated payment in connection with any Disability, Disability shall have the same meaning as set forth in any regulations, revenue procedure, revenue rulings or other pronouncements issued pursuant to Section 409A of the Code.

2.15 “Effective Date” means [                ].

2.16 “Employee” means an individual, including an officer or director, who is employed by the Company, a Subsidiary or an Affiliate.

2.17 “Fair Market Value” means the fair market value of Common Stock determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock shall mean, on any given date, the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date or, if Common Stock was not traded on such date, on the last preceding day on which the Common Stock was traded.

2.18 “Incentive Stock Option” means an Option or a portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option in the applicable Award Agreement.

2.19 “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. A reference to any provision of the 1934 Act or rule promulgated under the 1934 Act shall include reference to any successor provision or rule.

2.20 “Non-Employee Director” means a member of the Board who meets the definition of a “non-employee director” under Rule 16b-3(b)(3) promulgated under the 1934 Act.

2.21 “Non-Qualified Option” means an Option or a portion thereof not intended to be an Incentive Stock Option and designated as a Non-Qualified Option in the applicable Award Agreement.

2.22 “Option” means a right to purchase a specified number of shares of Common Stock at a specified price awarded by the Committee under Section 11 of the Plan.

2.23 “Participant” means any Employee, Consultant or Non-Employee Director who receives an Award.

2.24 “Performance-Based Award” means any form of Award permitted under this Plan, where the Participant’s right to, and payment of, such Award is conditioned upon the achievement of specified Performance Goals. The Committee will have full discretion to select the length of any applicable Performance Cycle, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, an Affiliate, any division or business unit thereof, or to an individual.

2.25 “Performance Cycle” means the period selected by the Committee during which the performance of the Company, any Subsidiary, any Affiliate or any business unit thereof, or any individual, is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

2.26 “Performance Goal” means the written goal or goals established by the Committee for purposes of establishing the criteria applicable to a Performance-Based Award for a Participant during a Performance Cycle, which may include, but shall not be limited to, any one or more of the following as they relate to the Company, its Subsidiaries or Affiliates (or any business unit or department thereof): (i) stock price, (ii) market share, (iii) sales, (iv) earnings per share, (v) diluted earnings per share, (vi) diluted net income per share, (vii) return on stockholder equity, (viii) costs, (ix) cash flow, (x) return on total assets, (xi) return on capital or invested capital, (xii) return on net assets, (xiii) operating income, (xiv) net income, (xv) earnings (or net income) before interest, taxes, depreciation and amortization, (xvi) improvements in capital structure, (xvii) gross, operating or other margins, (xviii) budget and expense management, (xix) productivity ratios, (xx) working capital targets, (xxi) enterprise value, (xxii) safety record, (xxiii) completion of acquisitions or business expansion of the company, our subsidiaries or affiliates (or any business unit or department thereof) (xxiv) economic value added or other value added measurements, (xxv) expense targets, (xxvi) operating efficiency, (xxvii) regulatory body approvals for commercialization of products (xxviii) implementation or completion of critical projects or related milestones, (xxix) quality control, (xxx) supply chain achievements and (xxxi) marketing and distribution of products, in all cases, whether measured absolutely or relative to an index or peer group. The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. The Committee may also grant Performance-Based Awards that are based on Performance Goals other than those set forth above. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

2.27 “Plan” means the Turtle Beach Corporation 2013 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

2.28 “Prior Plans” means the 2010 Stock Option Plan of Parametric Sound Corporation and the 2012 Stock Option Plan of Parametric Sound Corporation, in each case as amended.

2.29 “Prior Plan Award” means an “Option” as defined in the applicable Prior Plan.

2.30 “Restricted Stock” means Common Stock awarded by the Committee under Section 9 of the Plan.

2.31 “Restricted Stock Unit” means the right to a payment in Common Stock or in cash, or in a combination thereof, awarded by the Committee under Section 10 of the Plan.

2.32 “Restriction Period” means the period during which Restricted Stock awarded under Section 9 of the Plan and Restricted Stock Units awarded under Section 10 of the Plan are subject to forfeiture.

2.33 “SAR” means a stock appreciation right awarded by the Committee under Section 12 of the Plan.

2.34 “Subsidiary” means any corporation (other than the Company), partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

2.35 “Ten Percent Stockholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3. Eligibility

Any Employee, Consultant or Non-Employee Director is eligible to receive an Award.

4. Administration and Implementation of Plan

4.1 The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries and Affiliates, their Employees, Consultants and directors, Participants, persons claiming rights from or through Participants and stockholders of the Company. No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith by the Committee with respect to the Plan, any Awards granted hereunder or any Prior Plan Awards, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

4.2 Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the Employees, Consultants and Non-Employee Directors who will receive Awards pursuant to the Plan, (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered; (e) to determine whether Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to construe and interpret the Plan and to make all other determinations as it may deem necessary or advisable for the administration of the Plan.

4.3 The Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the Participant’s termination of employment or service with the Company or any Subsidiary or Affiliate; provided, however, that the Committee shall retain full power to accelerate or waive any such term or condition as it may have previously imposed, including, without limitation, any vesting period. All Awards shall be evidenced by an Award Agreement. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee.

4.4 To the extent permitted by applicable law, the Committee may delegate some or all of its authority with respect to the Plan and Awards to any executive officer of the Company or any other person or persons designated by the Committee, in each case, acting individually or as a committee, provided that the Committee may not delegate its authority hereunder to make awards to Employees who are (i) “officers” as defined in Rule 16a-1(f) under the 1934 Act or (ii) officers or other Employees who are delegated authority by the Committee pursuant to this Section. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. The Committee may, at any time, rescind the authority delegated to any person pursuant to this Section. Any action undertaken by any such person or persons in accordance with the Committee’s delegation of authority pursuant to this Section shall have the same force and effect as if undertaken directly by the Committee.

5. Minimum Vesting Requirement

Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall not vest over a period of less than one year from the date on which the Award is granted; provided that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards (as such term is defined in Section 6.4(d)), (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized or issuance under the Plan under Section 6.1 (subject to adjustment under Section 15); provided, further, that the Committee may authorize acceleration of vesting of such Awards in the event of the Participant’s death or Disability, or the occurrence of a Change in Control as provided in Section 14.

6. Shares of Stock Subject to the Plan

6.1 Number of Shares. Subject to adjustment as provided in Section 15 and the provisions of this Section 6, the total number of shares of Common Stock reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,862,500, plus effective as of the date of stockholder approval, an additional 1,439,853 shares of Common Stock.

6.2 Award Limits. Subject to adjustment as provided in Section 15, (i) the maximum number of shares of Common Stock available for Awards that are intended to be Incentive Stock Options shall not exceed 4,302,353 and (ii) the maximum number of shares of Common Stock available for Awards that may be granted to any individual Participant (other than a Non-Employee Director) shall not exceed 500,000 during any calendar year.

6.3 Awards to Non-Employee Directors. The maximum aggregate number of shares of Common Stock associated with any Award made under the Plan in any calendar year to any one Non-Employee Director shall be 250,000 shares.

6.4 Share Counting.

(a) Lapsed Awards. If any Award or Prior Plan Award is forfeited, canceled, or such Award otherwise terminates, any shares subject to such Award or Prior Plan Award shall not be counted against the number of shares available for issuance pursuant to the Plan.

(b) No Net Counting of Options or SARs. SARs or Options shall be counted in full against the number of shares available for future Awards under the Plan, regardless of the number of shares of Common Stock issued upon settlement of the SAR or Option. Accordingly, if in accordance with the terms of the Plan, a Participant exercises an Option by either tendering previously owned shares of Common Stock or through net settlement, then such shares surrendered to exercise the Option shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 6.1 above. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the exercise price of Options (including Options granted under the Prior Plan), such shares may not again be made available for issuance under the Plan.

(c) Withholding. If any shares subject to an Award or Prior Plan Award are retained or reacquired by the Company in payment of an exercise price or satisfaction of a withholding or other tax obligation in connection with any Award, such shares shall not be made available for future Awards under the Plan.

(d) Items Not Included. The following items shall not count against the aggregate number of shares available for future Awards under the Plan: (i) the payment in cash of dividends or dividend equivalents under any outstanding Award; (ii) any Award that is settled in cash rather than by issuance of shares of Common Stock; or (iii) Awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become Participants as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any Subsidiary (“Substitute Awards”).

6.5 Source of Shares. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares purchased on the open market.

7. Common Stock

An Award of Common Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are not subject to forfeiture except as set forth in Section 23. Upon the Award of Common Stock, the Committee may direct the number of shares of Common Stock subject to such Award be issued to the Participant, designating the Participant as the registered owner. The Participant shall have all of the customary rights of a stockholder with respect to the Award of Common Stock, including the right to vote shares of the Common Stock and receive dividends with respect to the Common Stock.

8. Deferred Stock

An Award of Deferred Stock is an agreement by the Company to deliver to the Participant a specified number of shares of Common Stock at the end of a specified Deferral Period or Periods. Such an Award shall be subject to the following terms and conditions:

8.1 Upon the Award of Deferred Stock, the Committee shall direct that the number of shares subject to such Award be credited to the Participant’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in the Award Agreement. Prior to issuance and delivery of the Deferred Stock, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant’s account.

8.2 During the Deferral Period, no dividend shall be paid with respect to shares covered by a Deferred Stock Award and the Participant shall have no future right to any dividend paid during the Deferral Period.

8.3 The Deferral Period may consist of one or more installments. Provided that the Deferred Stock has not been previously forfeited, at the end of the Deferral Period or any installment thereof, the shares of Deferred Stock applicable to such installment, shall be issued and delivered to the Participant (or, where appropriate, the Participant’s legal representative) in accordance with the terms of the Award Agreement.

9. Restricted Stock

An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

9.1 Upon the Award of Restricted Stock, the Committee may direct the number of shares of Common Stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and, if issued to the Participant, returned to the Company to be held in escrow during the Restriction Period. In all cases, the Participant shall sign a stock power endorsed in blank to the Company to be held in escrow during the Restriction Period.

9.2 During the Restriction Period, the Participant shall have the right to vote shares of Restricted Stock. During the Restriction Period, no dividend shall be paid with respect to the number of shares covered by a Restricted Stock Award and the Participant shall have no future right to any dividend paid during the Restriction Period.

9.3 Provided that the Restricted Stock has not been previously forfeited, at the end of the Restriction Period the restrictions imposed under the Award Agreement shall lapse with respect to the number of shares specified thereunder, and the legend, if any, imposed hereunder shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).

10. Restricted Stock Units

An Award of Restricted Stock Units is a grant by the Company of the right to receive a payment in Common Stock or in cash, or in a combination thereof, that is equal to the Fair Market Value of a share of Common Stock as of the date of vesting or payment, as set forth in the applicable Award Agreement, which right is subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

10.1 Any amount payable upon the end of the Restriction Period with respect to a Restricted Stock Unit shall be paid by the Company in shares of Common Stock, in cash or in a combination of shares of Common Stock and cash, as determined by the Committee in its sole discretion or as set forth in the Award Agreement.

10.2 Provided that the Restricted Stock Units have not been previously forfeited, at the end of the Restriction Period the restrictions imposed under the Award Agreement shall lapse with respect to the number of Restricted Stock Units specified thereunder, and shares of Common Stock or cash with a value equal to the Fair Market Value of the shares of Common Stock underlying such Restricted Stock Units shall be delivered to the Participant (or, where appropriate, the Participant’s legal representative).

11. Options

Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

11.1 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant (or 110% of such Fair Market Value in the case of an Incentive Stock Option granted to a Ten Percent Stockholder), unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or any Subsidiary or Affiliate or with which the Company or any Subsidiary or Affiliate combines.

11.2 Term of Options: The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

11.3 Incentive Stock Options: Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of an Award Agreement that cannot be so construed shall be disregarded. In no event may a Participant be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by Section 422(b) of the Code. Incentive Stock Options may not be granted to Employees of Affiliates or to Consultants or Non-Employee Directors.

11.4 Payment of Option Price: The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash, or (ii) with the proceeds received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, or (iii) with the consent of the Committee, in whole or in part in Common Stock held by the Participant and valued at Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock held by the Participant and valued at Fair Market Value on the date the Option is exercised. In such case, the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor. An Option may be exercised only for a whole number of shares of Common Stock.

12. Stock Appreciation Rights

SARs give the Participant the right to receive, upon exercise of the SAR, the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which may never be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:

12.1 The term of a SAR shall in no event be greater than ten years.

12.2 The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, the method of settlement, form of consideration payable in settlement, method by which Common Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

12.3 The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR.

13. Performance-Based Awards.

13.1 Awards with a performance feature are referred to as “Performance-Based Awards,” which may be granted as Awards with the features and restrictions applicable thereto as determined by the Committee, including the Performance Goals to be achieved during any Performance Cycle and the length of the Performance Cycle. Performance-Based Awards may be paid in cash, shares of Common Stock, or any combination thereof in the sole discretion of the Committee. The performance levels to be achieved for each Performance Cycle and the amount of the Award to be paid shall be conclusively determined by the Committee. Except as provided in Section 15, each Performance-Based Award shall be paid following the end of the Performance Cycle or, if later, the date on which any applicable contingency or restriction has ended.

13.2 Notwithstanding any other provision of this Plan, if the Committee determined at the time that an Award granted to a Participant that such Participant was, or was likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a “covered employee,” as defined in Section 162(m) of the Code, and that the Award was eligible for the qualified performance-based compensation exception that was available under Section 162(m) of the Code prior to the repeal of such exception for tax years after 2017, then the Committee may provide that this Section 13.2 is applicable to such Award. Effective for tax years after 2017, the qualified performance-based compensation exception from Section 162(m)’s tax deduction limitation was repealed; provided, however, that notwithstanding such repeal, the qualified performance-based compensation remains subject to a transition rule for remuneration that is payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified thereafter. For the avoidance of doubt, it is the intent of the Company to preserve the qualified performance-based compensation exception, including pursuant to the transition rule, that is or may be available for Awards payable under this Plan to the maximum extent permitted by law.

14. Consequences of a Change in Control

14.1 Assumption of Outstanding Awards. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.

14.2 Vesting Upon Certain Terminations of Employment. Unless the Award Agreement provides otherwise, if a Participant’s employment is terminated by the Company or a Subsidiary without Cause upon or within 12 months following a Change in Control, the Participant’s outstanding Awards shall become fully vested as of the date of such termination; provided that any Performance-Based Awards shall vest only based on the greater of (i) actual performance as of the date of the Change in Control, or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of termination.

14.3 Other Alternatives. In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Restricted Stock, Restricted Stock Units, or Performance-Based Awards shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Restricted Stock Units or Performance-Based Awards, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and SARs exceeds the Option exercise price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share Option exercise price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

15. Adjustments upon Changes in Capitalization

15.1 In order to prevent dilution or enlargement of the rights of Participants under the Plan as a result of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event that affects the Common Stock, the Committee shall adjust (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards or Prior Plan Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards or Prior Plan Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise or grant price relating to any Award or Prior Plan Award. Any such adjustment shall be made in an equitable manner which reflects the effect of such transaction or event. It is provided, however, that in the case of any such transaction or event, the Committee may make any additional adjustments to the items in (i) through (iv) above which it deems appropriate in the circumstances, or make provision for a cash payment with respect to any outstanding Award or Prior Plan Award; and it is provided, further, that no adjustment shall be made under this Section that would cause the Plan to violate Section 422 of the Code with respect to Incentive Stock Options.

15.2 In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 15.1) affecting the Company, any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

16. Termination and Amendment

16.1 Amendment, Modification and Termination. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company’s stockholders or Participants (including with retroactive effect), except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s stockholders if (i) such action would increase the number of shares subject to the Plan, (ii) such action results in the replacement or repurchase of any Option or SAR, or (iii) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, in each case, except as provided in Section 15.1. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto (including with retroactive effect).

16.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Any Award issued prior to this amendment shall be governed by the terms of the version of the Plan it was granted under.

16.3 No Repricing. Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or grant price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or grant price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15 above. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

17. No Right to Award, Employment or Service

Neither the Plan nor any action taken hereunder shall be construed as giving any Employee, Consultant or Non-Employee Director any right to be retained in the employ or service of the Company, any Subsidiary or Affiliate. For purposes of the Plan, transfer of employment or service between the Company and its Subsidiaries and Affiliates shall not be deemed a termination of employment or service.

18. Taxes

The Company, any Subsidiary or Affiliate is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant, in amounts that are sufficient to satisfy Federal, state, local, foreign or other taxes (including the Participant’s FICA or other applicable social tax obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

The Company may cause any tax withholding obligation described in this Section to be satisfied by the Company withholding shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates). In the alternative, the Company may permit Participants to elect to satisfy the tax withholding obligation, in whole or in part, by either (a) having the Company withhold shares of Common stock having a Fair Market Value on the date the tax is to be determined equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates) or (b) tendering previously acquired shares of Common stock having an aggregate Fair Market Value equal to the required tax withholding imposed on the transaction (not to exceed maximum statutory rates). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

19. Limits on Transferability; Beneficiaries

No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

20. No Rights to Awards; No Stockholder Rights

No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

21. Foreign Nationals

Without amending the Plan, Awards may be granted to Employees, Consultants and Non-Employee Directors who are foreign nationals or are employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

22. Securities Law Requirements

22.1 No Award or Prior Plan Award shall be exercisable if the Company shall at any time determine that (a) the listing upon any securities exchange, registration or qualification under any state or federal law of any Common Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (a) or clause (b) above, the exercisability of such Awards or Prior Plan Awards shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or Prior Plan Award or any portion of any Award or Prior Plan Award during the period when exercisability has been suspended.

22.2 The Committee may require, as a condition to the right to exercise any Award or Prior Plan Award that the Company receive from the Participant, at the time any such Award or Prior Plan Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

23. Recoupment

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Participant to the Company pursuant to the terms of any Company “clawback” or recoupment policy directly applicable to the Plan and (i) set forth in the Participant’s Award Agreement or (ii) required by law to be applicable to the Participant.

24. Termination

Unless the Plan previously shall have been terminated by action of the Board, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.

25. Fractional Shares

The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

26. Governing Law

To the extent that Federal laws do not otherwise control, the validity and construction of the Plan and any Award Agreement entered into thereunder shall be construed and enforced in accordance with the laws of the State of California, but without giving effect to the choice of law principles thereof.

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DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors		☐	☐	☐

Nominees

01	Juergen Stark 02 Ronald Doornink 03 William E. Keitel 04 Andrew Wolfe, Ph.D. 05 L. Gregory Ballard
The Board of Directors recommends you vote FOR proposals 2 and 3.								For	Against	Abstain
2	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.							☐	☐	☐
3	An advisory vote on the compensation of our named executive officers.							☐	☐	☐
The Board of Directors recommends you vote 3 YEARS on the following proposal:							1 year	2 years	3 years	Abstain
4	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.						☐	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain
5

To approve amendments to the Company’s 2013 Stock-Based Incentive Compensation Plan, as amended (the “2013 Plan”), to incorporate certain best market practices and to increase the total number of shares of common stock authorized for grant thereunder from 2,862,500 shares to 4,302,353 shares.

								☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

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TURTLE BEACH CORPORATION

Annual Meeting of Shareholders

June 14, 2019 9:00 AM PDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Juergen Stark and John T. Hanson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of TURTLE BEACH CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 09:00 AM PDT, on June 14, 2019, at the Hotel Karlan San Diego, 14455 Penasquitos Drive, San Diego, CA 92129, and any postponements, continuations, or adjournments thereof with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSALS TWO, THREE AND FIVE AND THREE YEARS ON PROPOSAL FOUR. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received prior to commencement of the Annual Meeting.

Continued and to be signed on reverse side